[Logo of Entergy]                             For further information:
				Nancy Morovich, VP, Investor Relations
				  Phone 504/576-5506, Fax 504/576-2897
INVESTOR NEWS                                      nmorovi@entergy.com

							  Exhibit 99.1
October 30, 2002


		 ENTERGY REPORTS RECORD THIRD QUARTER
	     OPERATIONAL EARNINGS and OPERATING CASH FLOW

NEW ORLEANS - Entergy Corporation reported record third quarter 2002 operational earnings of $1.50 per share compared with $1.24 in the same period of 2001, reflecting increased contributions from both utility operations and Entergy's non-utility nuclear business. The 21 percent increase in operational earnings in third quarter follows a ten percent increase achieved in second quarter 2002. On an as reported basis, Entergy reported income of $1.59 per share for third quarter 2002, or 14 percent higher than one year ago. Third quarter 2002 reported results reflected a special item related primarily to a gain on the sale of two development projects in Spain. Operating cash flow for third quarter 2002 compared to the same period last year increased $239 million to $867 million due primarily to higher net income and lower fuel payments at utility operations and higher net income at the non-utility nuclear business.

"Operating results reflect fundamentally strong performance across our businesses," said J. Wayne Leonard, Entergy's chief executive officer. "Over the past four years we made tough decisions that were necessary to position our company to withstand some of the most severe market conditions our industry has ever endured. While we are now realizing some of the benefits of those decisions, there is much work left to be done. We are committed to remaining sharply focused on operating excellence, risk management and the execution of our investment strategies which we believe will position us to continue delivering superior value to all of our stakeholders."

Table  1 provides a comparative summary of earnings per share for third quarter and year-to-date 2002.
---------------------------------------------------------------------
Table 1:  Entergy Corporation Consolidated Results
Third Quarter and Year-to-Date 2002 vs. 2001
---------------------------------------------------------------------
(Per share in U.S. $)

				 Third Quarter        Year-to-Date
			      2002   2001    $     2002   2001    $
					   Change               Change
As Reported
   U.S. Utility               1.07   0.99   0.08   2.38   2.25   0.13
   Parent & Other            (0.02) (0.06)  0.04  (0.07) (0.07)    -
   Competitive Businesses     0.54   0.46   0.08  (0.01)  0.96  (0.97)
			     ----------------------------------------
 Consolidated Earnings        1.59   1.39   0.20   2.30   3.14  (0.84)

Less Special Items
   U.S. Utility                 -      -      -      -   (0.01)  0.01
   Parent & Other               -      -      -      -   (0.05)  0.05
   Competitive Businesses     0.09   0.15  (0.06) (1.17)  0.15  (1.32)
			     ----------------------------------------
 Total                        0.09   0.15  (0.06) (1.17)  0.09  (1.26)

Operational
   U.S. Utility               1.07   0.99   0.08   2.38   2.26   0.12
   Parent & Other            (0.02) (0.06)  0.04  (0.07) (0.02) (0.05)
   Competitive Businesses     0.45   0.31   0.14   1.16   0.81   0.35
			     ----------------------------------------
 Consolidated Earnings        1.50   1.24   0.26   3.47   3.05   0.42

Weather Impact               (0.04) (0.04)    -   (0.02)  0.01  (0.03)

---------------------------------------------------------------------

I. U.S. Utility

In third quarter 2002, as reported and operational utility earnings were $1.07 per share, compared to $0.99 in third quarter 2001. The increase in earnings quarter to quarter resulted primarily from higher revenues due to increased sales volume reflecting both customer growth and higher usage levels. In addition, operation and maintenance expenses were lower during third quarter 2002 due primarily to lower plant outage costs in fossil generation as the result of fewer forced outages, as well as lower spending in distribution operations which reflects the utility's ongoing efforts to aggressively manage costs. Utility operating cash flow for third quarter 2002 compared to the same period last year increased $124 million to $727 million due primarily to higher net income and lower fuel payments in the 2002 period compared to third quarter 2001.

Higher electricity usage in third quarter 2002 increased residential sales by 3 percent, compared to third quarter 2001. Commercial and governmental sales were up 2 percent, reflecting increased usage across all commercial customer classes, while industrial sales experienced an increase of 4 percent quarter over quarter. Significantly higher usage in the chemical sector, which accounts for more than 40 percent of industrial sales, was the primary contributor to the increase in industrial usage. The increase in sales across retail customer classes, which totaled 3 percent, as well as the growth in the number of customers during the quarter, demonstrates a continuation of the economic recovery that began in second quarter 2002 across the Entergy service territory. A summary of sales volumes by customer class is included in Appendix A to this release.

Table  2  provides a summary of the utility's key operational measures with quarter-to-quarter and year-to-date comparisons.
-----------------------------------------------------------------------------
Table 2:  Utility Operational Performance Measures
Third Quarter and Year-to-Date 2002 vs. 2001 (see appendix C for definitions of measures)
-----------------------------------------------------------------------------
				   Third Quarter           Year-to-Date
			      2002    2001     %    2002       2001      %
					    Change                     Change
Utility
Generation in GWh            26,635  28,081   -5%  70,364     73,365     -4%
GWh billed
   Residential               10,827  10,502    3%  25,303     24,771      2%
   Commercial and Gov't       8,240   8,073    2%  21,221     20,800      2%
   Industrial                10,839  10,457    4%  30,770     31,478     -2%
Operation & maintenance exp. $14.01  $14.17   -1%  $18.02     $14.42     25%
Reliability
   SAIFI                       2.10    2.12   -1%
   SAIDI                      161.2   164.1   -2%
   Reliability complaints        58      38   53%      96         97     -1%
   Safety                         9      11  -18%      27         24     13%
Number of customers
   Residential                                  2,236,611  2,217,728      1%
   Commercial & Gov't                             316,665    310,467      2%
   Industrial                                      41,486     41,587      -
-----------------------------------------------------------------------------

The utility continues to pursue the approval of rate plans and mechanisms that provide increased certainty as to the allowable earnings levels as well as incentives to reward operating excellence. Appendix B provides a summary of the utility's pending regulatory events and regulatory recovery mechanisms by operating subsidiary.

II. Parent & Other

Parent & Other recorded an as reported loss per share of $(0.02) in third quarter 2002, compared with a loss of $(0.06) in third quarter 2001. The improved results were due primarily to higher interest income, lower interest expenses and reduced corporate expenses in the current quarter compared to the same period last year.

III. Competitive Businesses

As reported earnings were $0.54 per share for the competitive businesses in third quarter 2002 compared to $0.46 in the same period of 2001. Third quarter 2002 results include a special item totaling $0.09 which is comprised primarily of a gain recorded on the sale of two development projects, Castelnou and Morautu de Tajuna, in Spain. Excluding this special item, operational earnings increased 45 percent, from $0.31 per share in third quarter 2001 to $0.45 in third quarter 2002 primarily due to additional nuclear capacity acquired by Entergy Nuclear. Operating cash flow at the competitive businesses for third quarter 2002 compared to the same period last year increased by $109 million to $131 million due primarily to higher net income from non-utility nuclear operations in third quarter 2002 compared to third quarter 2001.

Table 3 provides a 2002 vs. 2001 comparison of contributions by competitive business for third quarter and year-to-date, on both as reported and operational bases.
----------------------------------------------------------------------
Table 3: Competitive Businesses Contributions to Earnings Per Share Third Quarter and Year-to-Date 2002 vs. 2001
----------------------------------------------------------------------
(Per share in U.S. $)
			       Third Quarter       Year-to-Date
			    2002  2001      $   2002   2001     $
					 Change               Change
As Reported
Entergy Nuclear             0.32  0.16   0.16   0.74   0.44   0.30
			    --------------------------------------
Energy Commodity Services
  Non-nuclear wholesale
   assets                   0.07  0.14  (0.07) (1.17)  0.09  (1.26)
  Entergy-Koch Trading      0.12  0.12     -    0.28   0.32  (0.04)
  Gulf South Pipeline       0.03  0.04  (0.01)  0.14   0.11   0.03
			    --------------------------------------
    Total Energy Commodity  0.22  0.30  (0.08) (0.75)  0.52  (1.27)
      Services
			    --------------------------------------
Total                       0.54  0.46   0.08  (0.01)  0.96  (0.97)

Less Special Items
Entergy Nuclear              -      -      -      -      -      -
			    --------------------------------------
Energy Commodity Services
  Non-nuclear wholesale
   assets                   0.09  0.15  (0.06) (1.17)  0.15  (1.32)
  Entergy-Koch Trading       -      -      -      -      -      -
  Gulf South Pipeline        -      -      -      -      -      -
			    --------------------------------------
    Total Energy Commodity  0.09  0.15  (0.06) (1.17)  0.15  (1.32)
      Services
			    --------------------------------------
Total                       0.09  0.15  (0.06) (1.17)  0.15  (1.32)

Operational
Entergy Nuclear             0.32  0.16   0.16   0.74   0.44   0.30
			    --------------------------------------
Energy Commodity Services
  Non-nuclear wholesale
   assets                  (0.02)(0.01) (0.01)    -   (0.06)  0.06
  Entergy-Koch Trading      0.12  0.12     -    0.28   0.32  (0.04)
  Gulf South Pipeline       0.03  0.04  (0.01)  0.14   0.11   0.03
			    --------------------------------------
    Total Energy Commodity  0.13  0.15  (0.02)  0.42   0.37   0.05
      Services
			    --------------------------------------
Total                       0.45  0.31   0.14   1.16   0.81   0.35
----------------------------------------------------------------------



Table 4 provides a summary of Entergy's non-utility generation in MWh sold forward for the years 2002, 2003, and 2004.

----------------------------------------------------------------------------------------
Table 4:  Competitive Businesses Percent of Generation Sold Forward
Years 2002 and 2004 (see appendix C for definitions of measures)
----------------------------------------------------------------------------------------
								     2002    2003   2004
Entergy Nuclear
Planned TWh of generation                                               6      33    33
Percent of total planned generation                                   92%     91%   91%
Percent of EN's total planned generation sold forward                100%    100%   92%
Average realizable and assumed contract price per MWh                 $37    $37    $38
Energy Commodity Services
Planned TWh of generation                                             0.6     3       3
Percent of total planned generation                                    8%     9%     9%
Percent of ECS' total planned generation sold forward (a)             38%    25%    17%
Average realizable contract spark spread per MWh                      $11    $10    $10
Average assumed market spark spread per MWh                            $1     $0     $0
Percent of Competitive Businesses' planned generation sold forward    95%    94%    85%
----------------------------------------------------------------------------------------

(a) Effective second quarter 2002, Damhead Creek, an 800 MW gas-fired unit in the U.K., was no longer included in sold forward table consistent with Entergy's first quarter 2002 restructuring announcement.


Entergy Nuclear

Entergy Nuclear (EN) earned $0.32 per share compared to $0.16 in third quarter 2001. The increase was due primarily to the full quarter's contribution in 2002 of Indian Point 2, which was acquired in September 2001, as well as the contribution for a portion of third quarter 2002 of Vermont Yankee, which was acquired at the end of July 2002. EN's average capacity factor was 96.8 percent for third quarter 2002 as compared to 97.5 percent for the same period in 2001. The earnings contributions in third quarter 2002 from Indian Point 2, and to a lesser extent Vermont Yankee, were the primary reasons for the increase of $73 million in operating cash flow at EN this quarter compared to the same period last year.

EN continues to achieve excellent operational performance. EN expanded its production capacity by 15 percent and its output by 38 percent quarter over quarter. Average production costs increased quarter to quarter due primarily to the inclusion of amortized refueling outage costs in 2002 for the Pilgrim and Indian Point 3 units. Currently, EN has sold 100 percent of the output of its generating assets, excluding any uprated capacity, through the end of 2003 at prices that range from $29 to $49 per megawatt hour.

Table 5 provides a summary of Entergy Nuclear's key operational measures with quarter-to-quarter and year-to-date comparisons.
----------------------------------------------------------------------
Table 5:  Entergy Nuclear Operational Performance Measures
Third Quarter and Year-to-Date 2002 vs. 2001 (see appendix C for definitions of measures)
----------------------------------------------------------------------
			      Third Quarter         Year-to-Date
			   2002   2001     %    2002    2001     %
					Change                Change
Entergy Nuclear
Net MW in operation       3,955  3,445    15%
Average realized price    42.59  34.62    23%
 per MWh
Production cost per MWh   18.49  17.06     8%   18.27   17.24    6%
Generation in GWh         8,152  5,887    38%  23,110  15,354   51%
Capacity factor           96.8%  97.5%    -1%   98.5%   91.5%  7.7%
Refueling outage duration

No refueling outages completed during the quarter
----------------------------------------------------------------------


Energy Commodity Services

Energy Commodity Services (ECS) includes earnings contributions from Entergy-Koch L.P. and Entergy's non-nuclear wholesale assets. ECS recorded earnings of $0.22 per share in third quarter 2002 compared to earnings of $0.30 in the same period last year. The lower earnings reported in 2002 compared to last year is due primarily to the impact of special items in each period as detailed in Table 10. Operational earnings in third quarter 2002 were $0.13 compared to $0.15 in the same period of 2001, with both quarters' earnings coming primarily from solid performance in the energy trading business. As was the case in the first two quarters of 2002, the income sharing mechanisms that are part of the Entergy-Koch partnership agreement allocated substantially all of the partnership's income to Entergy in the third quarter of this year.

Entergy-Koch L.P. contributed slightly lower operational earnings in third quarter 2002 compared to the same period in 2001 primarily as a result of lower volumes of gas transported and higher production costs at Gulf South Pipeline. Earnings from Entergy-Koch's trading operations, EKT, were flat compared to prior year. Volumes of gas and electricity traded in third quarter 2002 were both up over 20 percent compared to third quarter 2001. Current quarter energy trading results showed marked improvement when compared to second quarter 2002 results. This improvement resulted from improved liquidity in the market during the period, following months when many competitors were exiting the trading business, causing market prices to disconnect from market fundamentals. In addition, EKT was successful in obtaining new physical optimization customers representing approximately 11 billion cubic feet of gas storage, and its customer-based derivative activity continued to improve, showing a year to date increase of 80 percent based on notional trade value.

Consistent with EKT's rigorous risk management practices and trading discipline, average daily Earnings at Risk during the third quarter was $11 million and the duration of the trading book remained relatively  short,  with  82  percent of  the  mark  to  market  value converting to cash by the end of 2003. Further, 80 percent of the total market value of EKT's mark to market portfolio is based on actively quoted prices and approximately 81 percent of EKT's counterparty credit exposure is associated with companies that currently have investment grade credit ratings. Lastly, mark to market earnings comprised just 8 percent of Entergy's consolidated operational earnings for third quarter 2002.

A special item of $0.09 per share was recorded at Entergy's non-nuclear wholesale assets business. This special item consists primarily of the gain on the sale of two development projects in Spain.


Table  6  provides  a  summary  of  Energy  Commodity  Services'   key
operational   measures   with   quarter-to-quarter  and   year-to-date
comparisons.

----------------------------------------------------------------------
Table 6:  Energy Commodity Services Operational Performance Measures
Third Quarter and Year-to-Date 2002 vs. 2001 (see appendix C for definitions of measures)
----------------------------------------------------------------------
				  Third Quarter             Year-to-Date
			      2002    2001      %      2002    2001     %
					     Change                  Change
Entergy-Koch Trading
Electricity volatility         57%     75%    -24%      50%     88%   -43%
Gas volatility                 58%     69%    -16%      64%     69%    -7%
Electricity marketed (GWh)  29,982  24,873     21%   96,643  82,268    17%
Gas marketed (Bcf/d)           1.6     1.3     23%      1.8     1.5    20%
Gain/loss days                 2.0     3.3    -39%      1.9     3.0   -37%
Daily average Earnings
  at Risk                     11.4     6.2     84%     10.0     6.8    47%

Gulf South Pipeline
Throughput                    2.27    2.56    -11%     2.40    2.43    -1%
Miles of pipeline            8,800   8,800      -
Storage capacity (Bcf)          68      68      -
Production cost             $0.096  $0.088      9%   $0.088  $0.091    -3%

Non-Nuclear Wholesale Assets
Net MW in operation(b)       1,209   2,330    -48%
Generation in GWh              274     240     14%
Average realized price
 per MWh                        49      35     40%
Net MW under construction      597     373     60%

----------------------------------------------------------------------
(b) Effective second quarter 2002, Damhead Creek, an 800 MW gas-fired unit in the U.K., was no longer included in net MW in operation consistent with Entergy's first quarter 2002 restructuring announcement.


Table  7  provides  a  summary of Entergy-Koch's  mark-to-
market impact with quarter-to-quarter comparisons.
------------------------------------------------------------------------------
Table 7:  Entergy-Koch Mark-to-Market Detail
Third Quarter 2002 vs. 2001 (see appendix C for definitions of measures)
------------------------------------------------------------------------------

							   Third Quarter
						       2002   2001   % Change
Earnings
Entergy Koch's mark-to-market earnings as
 percent of Entergy's consolidated earnings               8%     10%     -20%
Balance Sheet ($ in millions)
Mark-to-market accounting detail:
   Open equity at end of period                         115     113        2%
Partners' Capital                                     1,149   1,002       15%
Open equity as percent of partners' capital              10%     11%      -9%


							    End of Year
						       2002     2003  2004-2005
Cash Realization                                       ------------------------
   Cumulative percentage of mark-to-market realization   2%      82%     100%

------------------------------------------------------------------------------

IV. Variance Analysis

Table 8 below and table 9 on the following page provide third quarter and year-to-date 2002 vs. 2001 reported earnings variance analyses for "U.S. Utility, Parent & Other," "Competitive Businesses," and "Consolidated."


-------------------------------------------------------------------------------
Table 8: Entergy Corporation Reported Earnings Per Share Variance Analysis Third Quarter 2002 vs. 2001
-------------------------------------------------------------------------------
(Per share in U.S. $, sorted in consolidated column, most to least favorable)
					  U.S.
					Utility,
					Parent &     Competitive
					Other         Businesses   Consolidated

2001 earnings                             0.93          0.46           1.39
Net revenue                               0.28  (c)     0.15  (d)      0.43
Interest expense and other charges        0.16  (e)    (0.01)          0.15
Asset impairments and restructuring
  charges                                   -           0.09  (q)      0.09
Other income (deductions)                 0.04  (f)    (0.02)          0.02
Taxes other than income taxes            (0.01)          -            (0.01)
Share repurchase/dilution effect         (0.01)          -            (0.01)
Other operation & maintenance expense     0.07  (g)    (0.10) (h)     (0.03)
Interest and dividend income             (0.05) (i)    (0.01)         (0.06)
Income taxes - other                     (0.05) (j)    (0.01)         (0.06)
Decommissioning expense                  (0.08) (k)      -            (0.08)
Depreciation/amortization expense        (0.23) (l)    (0.01)         (0.24)
					 -----         -----          -----
2002 earnings                             1.05          0.54           1.59
					 -----         -----          -----
------------------------------------------------------------------------------






-------------------------------------------------------------------------------
Table 9: Entergy Corporation Reported Earnings Per Share Variance Analysis Year-to-Date 2002 vs. 2001
-------------------------------------------------------------------------------
(Per share in U.S. $, sorted in consolidated column, most to least favorable)

					  U.S.
					Utility,
					Parent &     Competitive
					Other (a)     Businesses   Consolidated

2001 earnings                             2.18          0.96           3.14
Net revenue                               0.89  (c)     0.62  (d)      1.51
Interest expense and other charges        0.30  (e)      -             0.30
Income taxes - other                     (0.03) (j)     0.08  (j)      0.05
Taxes other than income taxes             0.03  (m)    (0.02)          0.01
Nuclear refueling outage expense          0.02         (0.04) (n)     (0.02)
Share repurchase/dilution effect         (0.03)          -            (0.03)
Other income (deductions)                 0.06  (f)    (0.10) (o)     (0.04)
Decommissioning expense                  (0.08) (k)      -            (0.08)
Interest and dividend income             (0.14) (i)      -            (0.14)
Depreciation/amortization expense        (0.28) (l)    (0.02)         (0.30)
Other operation & maintenance expense    (0.61) (p)    (0.32) (h)     (0.93)
Asset impairments and restructuring
  charges                                   -          (1.17) (q)     (1.17)
					 -----         -----          -----
2002 earnings                             2.31         (0.01)          2.30
					 -----         -----          -----
-------------------------------------------------------------------------------




(c) Net revenue increased in third quarter 2002 due primarily to the absence of the impact of the Federal Energy Regulatory
     Commission   order issued   in    third   quarter   2001, resolving
     a rate application made by System Energy Resources, Inc., which reduced net revenues in that period. Also, higher sales volumes reflecting continued economic recovery positively impacted net
     revenues  in third  quarter 2002.  For the year-to-date   period,
     net   revenues   were favorably  impacted by  the  recording in
     current  revenue  the  previously deferred  revenues at Entergy
     Arkansas per   the   Transition  Cost   Account mechanism.   The
     ice storm settlement with the Arkansas Public Service Commission authorized previously deferred amounts to be recorded as revenue. In addition, net revenue for the year-to-date period increased due to the impact of higher sales volumes noted above. Also,
     fluctuations  in  fuel   prices   that positively  impacted unbilled
     revenue for the year-to-date period led to higher net revenue. This impact is included in Other on the Net Revenue Analysis.

	Utility Net Revenue Variance Analysis, 2002 vs. 2001 ($ EPS)
	     Third Quarter                Year-to-Date
	Weather                   -      Weather                 (0.03)
	Regulatory settlements   0.02    Regulatory settlements   0.51
	SERI refund              0.18    SERI refund              0.18
	Sales growth/pricing     0.07    Sales growth/pricing     0.12
	Other                    0.01    Other                    0.11
	Total                    0.28    Total                    0.89


(d) Net revenue increased primarily as a result of the inclusion of operations of Indian Point 2 which was acquired in September 2001 and Vermont Yankee, acquired July 31, 2002.
(e) Interest expense & other charges decreased due to the prior year's recording of the effects of the FERC order addressing System Energy Resources, Inc.'s 1995 rate application, as well as decreases due to the retirement and refinancing of long-term debt and the absence of interest expense in 2002 on System Energy's reserve for rate refund which was finalized in late 2001.
(f)  Other  income  (deductions)  increased  due  primarily  to   the
     suspension of any goodwill amortization in accordance with new accounting rules.
(g) Other operation & maintenance expense decreased primarily due to lower fossil generation expenses offset by higher nuclear expenses resulting primarily from recording radwaste disposal liabilities.
(h) Other operation & maintenance expense increased due primarily to the inclusion of operations of Indian Point 2 and Vermont Yankee partially offset by lower expenses in Entergy's non-nuclear wholesale assets business.
(i) Interest and dividend income decreased due to recording in the prior year the effects of the FERC order addressing System Energy's 1995 rate application. The year-to-date period also included the impact of lower interest income earned as a result of declining deferred fuel balances on which interest is accrued.
(j) Income statement line items are tax effected at the statutory rate. Any difference between the statutory and effective tax rate is reflected in the "Income taxes-other" line.
(k) Decommissioning expense increased due primarily to recording the effects of the FERC order addressing System Energy's 1995 rate application in third quarter 2001.
(l) Depreciation expense increased primarily as a result of recording the effects of the FERC order addressing System Energy's 1995 rate application in third quarter 2001.
(m) Taxes other than income taxes decreased due primarily to the elimination of Entergy Louisiana's franchise tax reserve associated with capital leases in accordance with a recent state court finding.
(n) Nuclear refueling outage expense increased due to initiating amortization of this cost in June 2001 for Pilgrim and Indian Point 3.
(o) Other income (deductions) decreased due primarily to the absence in 2002 of liquidated damages from Damhead Creek plant and lower equity earnings from affiliates, primarily Entergy-Koch.
(p) Other operation & maintenance expense increased due primarily to Entergy Arkansas' ice storm settlement, prior year's reversal of Entergy Arkansas' storm damage expenses, and higher nuclear operation expenses combined with lower nuclear insurance program distributions. Overall expenses were partially offset by no merger related expenses in 2002.
(q) Asset impairments and restructuring charges reflect the impact of recording the costs of restructuring the non-nuclear wholesale assets business.


Table 10 lists special items by business with quarter-to-quarter and year-to-date comparisons. Special items are those events that are not routine, related to prior periods, or related to discontinued operations.

-----------------------------------------------------------------------------
Table 10: Entergy Corporation Special Items [shown as positive / (negative) impact on earnings]
Third Quarter and Year-to-Date 2002 vs. 2001
-----------------------------------------------------------------------------
(Per share in U.S. $)
					 Third Quarter        Year-to-Date
				     2002   2001    $     2002    2001    $
						  Change               Change
U.S. Utility Special Items
  Merger expenses                      -     -      -      -     (0.01)  0.01
				    -----------------------------------------

Parent & Other Special Items
  Merger expenses                      -     -      -      -     (0.05)  0.05
				    -----------------------------------------

Competitive Businesses Special Items
  Energy Commodity Services -
    Gain on disposition of assets     0.09  0.15  (0.06)  0.09    0.15  (0.06)
    Asset impairments                  -     -      -    (0.48)    -    (0.48)
    Turbine commitment                 -     -      -    (0.52)    -    (0.52)
    Development costs                  -     -      -    (0.09)    -    (0.09)
    Restructuring                      -     -      -    (0.17)    -    (0.17)
				    -----------------------------------------
Total                                 0.09  0.15  (0.06) (1.17)   0.15  (1.32)
				    -----------------------------------------

Total Special Items                   0.09  0.15  (0.06) (1.17)   0.09  (1.26)

-----------------------------------------------------------------------------

V. Other Financial Performance Highlights

Entergy generated $867 million in operating cash in third quarter 2002, a significant increase of 38 percent compared to third quarter 2001. At the end of third quarter 2002, Entergy had approximately $949 million of cash and cash equivalents.

Operational net margin was 9.9 percent, its highest level in more than six years and the fifth consecutive quarter of improvement. Return on equity increased to 10.8 percent for the eighth consecutive quarter of improvement.

The capital structure ratio remains within Entergy's target range of 45 to 50 percent with a net debt ratio of under 48 percent. The current level of cash along with significant borrowing capacity continues to provide considerable financial flexibility to Entergy. The off-balance sheet debt, exclusive of operating leases, equals just $325 million and constitutes about 2 percent of total capitalization. Table 11 provides a summary of financial measures with quarter-to-quarter and year-to-date comparisons.

Table 11 provides a summary of financial measures with quarter-to-quarter and year-to-date comparisons.

----------------------------------------------------------------------
Table 11:  Entergy Corporation Key Financial Performance Measures
Third Quarter and Year-to-Date 2002 vs. 2001 (see appendix C for definitions of measures)
----------------------------------------------------------------------
				  Third Quarter           Year-to-Date
				2002  2001  Change    2002    2001 Change
For 3 months ending September 30
Operating cash flow ($ millions)   867   628    239    1,670   1,229    441
Operating cash flow per share ($) 3.82  2.79   1.03     7.34    5.47   1.87

For 12 months ending September 30              2002     2001   Change
Return on average invested capital             7.27%   7.44%  (0.17)%
Return on average common equity               10.82%  10.38%   0.44%
Net margin - operational                       9.94%   7.34%   2.6%
FFO interest coverage                           5.12    3.96   1.16
Book value per share                           35.18   33.97   1.21
End of period shares outstanding (millions)    222.3   221.0    1.3

As of September 30 ($ millions)                2002     2001   Change
Revolver capacity                               823      378     445
Total gross liquidity                         1,772    1,279     493
Total debt                                    8,081    8,738    (657)
Off-balance sheet liabilities:
 Project debt                                     -      211    (211)
 Debt on joint ventures-Entergy's share         325      344     (19)
 Leases-Entergy's share                         395      398      (3)
					      ----------------------
Total off-balance sheet liabilities             720      953    (233)
 Rating or other contingent liabilities           -       14     (14)
 Net debt to net capital                      47.6%    50.6%   (3.0)%
 Net debt including off-balance
  sheet liabilities                           49.8%    53.1%   (3.3)%
----------------------------------------------------------------------

Cash and Liquidity

At the end of third quarter 2002, Entergy's combined cash balance and unused capacity on bank revolvers was $1.77 billion. Entergy's current refinancing plan calls for a significant portion of the $1.2 billion of utility debt which matures through 2003 to be refinanced in advance, with $809 million planned to be refinanced on an accelerated basis prior to year-end 2002. Utility debt makes up approximately 75 percent of Entergy's current debt structure. Entergy's $1.45 billion corporate revolver, $735 million of which was undrawn at September 30, 2002, has a stated termination date of May 14, 2003, but can be extended to a one year note at Entergy's discretion through a "term out" provision. Entergy's liquidity averages approximately $2 billion through 2004 assuming the corporate revolver is renewed or termed out. In addition, Entergy has numerous liquidity levers that could potentially generate more than $1 billion of additional liquidity should it be required. These levers include the issuance of Entergy Corporation term debt, reduced capital and operation and maintenance spending and increasing net debt at the Utility.


Table 12 provides a summary of liquidity sources and uses from September 30, 2002 through December 31, 2004.
---------------------------------------------------------------------------
Table 12:  Entergy Corporation Liquidity-Sources and Uses Through 2004
($ in billions)
---------------------------------------------------------------------------
				      From        From         From
				    9/30/2002    9/30/2002   9/30/2002
				     through      through     through
				    12/31/2002  12/31/2003   12/31/2004
Cash                                    0.9          0.9         0.9
Entergy Corp. credit revolver
 - unused portion                       0.7          0.7         0.7
Operating cash flow                     0.5          2.2         4.2
Planned refinancing                     0.9          1.5         1.9
				       -----------------------------
  Total liquidity sources               3.0          5.3         7.7
Debt maturities                         0.1          1.5         2.6
Capital expenditures                    0.4          1.5         2.6
Dividends                               0.1          0.3         0.7
				       -----------------------------
  Total liquidity uses                  0.6          3.3         5.9
				       -----------------------------
Net liquidity                           2.4          2.0         1.8
---------------------------------------------------------------------------

Debt Refinancing

In anticipation of the utility's transition to competition which was previously expected to occur in the 2003-2004 timeframe, Entergy executed a capital formation plan in recent years that included maturities of utility debt consistent with such timeframe. Given the continuing delay in competition across nearly all of Entergy's jurisdictions, the company currently expects to refinance maturing utility debt for periods up to 30 years, consistent with the long term nature of utility assets.

Table 13 provides details on Entergy's debt maturities and refinancing schedule.

---------------------------------------------------------------------------
Table 13: Entergy Corporation and Subsidiaries Debt Maturity and Refinancing Schedule (r)
($ in millions)
---------------------------------------------------------------------------
Maturities                   4Q 2002    2003   2004-2007  2008-2011   2012+
			     ----------------------------------------------
U. S. Utility                     15   1,197       1,482        511   3,008
Parent                             -       -         775          -       -
Entergy Nuclear                  108     113         402         85      53
Energy Commodity Services          -      83           -          -     488
			     ----------------------------------------------
     Total                       123   1,393       2,659        596   3,549

Planned Refinancings through 2003
U. S. Utility                    809     566
Parent                             -       -
Entergy Nuclear                    -       -
Energy Commodity Services         83       -
			     ---------------
     Total                       892     566
---------------------------------------------------------------------------


(r) Long-term debt, including current portion.


Capital Expenditures

Entergy will continue to invest both in its core utility and wholesale energy businesses and in growth opportunities aimed at expanding and leveraging the advantages offered by its integrated business strategy. The expenditures below reflect capital associated with maintenance, fuel procurement, nuclear power uprates, turbine contract cancellation costs as well as investments in growth opportunities in Entergy's competitive businesses.

Table 14 provides a summary of planned capital expenditures for the period 2002 through 2004.

---------------------------------------------------------------------------
Table 14:  Entergy Corporation Planned Capital Expenditures  2002-2004
($ in billions)
---------------------------------------------------------------------------
			       2002    2003    2004    Total
			      ------------------------------
Maintenance capital
  U. S. Utility                 1.0     0.9     0.9     2.8
  Entergy Nuclear               0.2     0.2     0.1     0.5
  Energy Commodity Services      -       -       -       -
			      -------------------------------
    Subtotal                    1.2     1.1     1.0     3.3
			      -------------------------------

Other capital commitments
  U. S. Utility                  -       -       -       -
  Entergy Nuclear               0.2      -       -      0.2
  Energy Commodity Services     0.3      -      0.1     0.4
			      -------------------------------
    Subtotal                    0.5      -      0.1     0.6
			      -------------------------------

Total Planned Capital           1.7     1.1     1.1     3.9
  Expenditures
---------------------------------------------------------------------------


Cash Sources and Uses

Entergy expects to have a significant amount of cash available for investment through the period 2004 primarily as a result of its existing strong cash position together with solid operating cash flow over this period.

Table 15 provides a summary of projected sources and uses of cash for the years 2002 through 2004 in accordance with Entergy's 2002 financial plan as disclosed in the 2001 Form 10-K.

---------------------------------------------------------------------------
Table 15: Entergy Corporation Projected Sources and Uses of Cash
Years 2002-2004
($ in billions)
---------------------------------------------------------------------------
							    2002-2004
Sources of cash
    Beginning cash 1/1/02                                       0.8
    Operating cash flow
	Net income                2.3
	Depr. & amort.            2.7
	Other                     0.5
      Total operating cash flow                                 5.5
  Additional debt capacity (50/50 capital structure)            1.4
							       ----
Total cash available                                            7.7
Less maintenance capital expenditures                           3.3
Less dividends                                                  0.9
Less investment commitment (s)                                  0.6
							       ----
Cash available for investment                                   2.9

---------------------------------------------------------------------------
(s) Includes turbine contract cancellation costs.


VI. Earnings Guidance

"Continued emphasis on operating excellence supported by a solid financial plan produced another quarter of very positive results," said C. John Wilder, Entergy's chief financial officer. "The first nine months of 2002 produced many challenges for Entergy and the results we've achieved in an extremely tough market provide evidence that our business fundamentals are sound and our strategic initiatives are on track. The benefits of disproportionate sharing of profit from the Entergy-Koch venture, $0.14 in earnings per share through third quarter, slightly offset by the year-to-date impact of unfavorable weather, supports increasing our operational earnings per share guidance to the $3.60 to $3.70 range for full year 2002."

Entergy's  2002  earnings  guidance is  detailed  in  Table  16.   Key
assumptions reflected in the earnings ranges are as follows:
- Approximately 70 percent of 2002 earnings are expected from the utility. Earnings guidance is based on existing rate plans and fuel recovery mechanisms. The incremental increase expected in 2002 is the result of modest sales growth and operational improvements, the full impact of the cessation of goodwill amortization, and the assumption of a normal level of allocated tax benefits from Parent.
- More than 20 percent of earnings are expected from Entergy Nuclear, where prices are set by power purchase agreements that cover 100 percent of the megawatt hours generated. The increase in nuclear earnings is expected to be provided by: a full-year's contribution at Indian Point 2; the addition of Vermont Yankee, which was acquired on July 31, 2002; and increased pricing of power sold under the power purchase agreement at Pilgrim. The capacity factor assumption for the overall fleet is 90 to 93 percent, and Fall 2002 refueling outages are reflected at FitzPatrick, Indian Point 2 and Vermont Yankee.
- Energy Commodity Services' guidance is based on a full year's contribution from Entergy-Koch with Entergy receiving substantially all of the partnership income for the first three quarters of 2002, (based on actual amounts received from a disproportionate sharing arrangement), and a 50% share of income in fourth quarter, consistent with Entergy's economic ownership. In addition, guidance reflects adjustments for no earnings impact from Damhead Creek consistent with Entergy's decision in first quarter 2002 to write-off its equity investment in the plant. Finally, guidance reflects the continued impact of depressed spark spreads on Entergy's remaining non-nuclear wholesale assets.
- Parent & Other's guidance is adjusted for a normal level of allocated tax benefits, as well as reduced levels of interest income due to lower investment balances.

Table 16 provides Entergy's projection of 2002 operational earnings per share with 2001 operational earnings as its data starting point.

-------------------------------------------------------------------------------------------
 Table 16:  2002 Earnings Per Share Guidance
-------------------------------------------------------------------------------------------
 (Per share in US $)

			   2001                                               2002 Guidance
		       Operational      Changes in 2002                            Range
							       Range of Impact
Utility excluding weather        Operational improvement & other  0.08   0.10
				 Weather impact                  (0.02) (0.02)
				 Allocation of parent's tax
				  benefits                       (0.08) (0.08)
				 Suspension of goodwill
				  amortization                    0.07   0.07
								 ------------
			   2.46     Total                         0.05   0.07   2.51   2.53

Entergy Nuclear                  Indian Point 2 (full year) /
				  Vermont Yankee (partial year,
				  including outage)               0.13   0.14
				 Increased revenue due to
				  Pilgrim PPA                     0.05   0.06
				 Capacity factor normalization/
				  outage differences              0.05   0.06
								 ------------
			   0.57     Total                         0.23   0.26   0.80   0.83

Entergy Commodity                Entergy-Koch (first quarter
 Services                         through third quarter 2002
				  based on actual disproportionate
				  sharing of income; fourth
				  quarter based on 50/50
				  sharing)                        0.07   0.10
				 No Saltend operating losses
				  and no Damhead Creek
				  liquidated damages income       0.05   0.05
				 Non-nuclear wholesale assets
				  (post-restructuring)           (0.06) (0.06)
								 ------------
			   0.38     Total                         0.06   0.09   0.44   0.47

Parent & Other                   Allocation of parent's tax
				  benefits                        0.10   0.10
				 Other corporate expenses        (0.01)   -
				 Net interest income/(expense)   (0.06) (0.05)
								 ------------
			  (0.18)    Total                         0.03   0.05  (0.15) (0.13)
			  -----------------------------------------------------------------
Total                      3.23                                   0.37   0.47   3.60   3.70
-------------------------------------------------------------------------------------------


Entergy's 2002 operational earnings guidance with September 2002 year-to-date actual results as its starting point is detailed in Table 17 below. This table reflects the projected earnings contributions for each of Entergy's businesses for the remainder of 2002.

-------------------------------------------------------------------------------
Table 17: 2002 Earnings Per Share Guidance Based on September 2002 Year-To-Date
Earnings
-------------------------------------------------------------------------------
(Per share in US $)
		    September 2002
		       Year-To-                                             2002 Guidance
			 Date              October-December 2002                Range


							     Range of Impact
Utility excluding               Base operations (normal
 weather                         weather)                       0.12   0.14
				Suspension of goodwill
				 amortization                   0.01   0.01
							       ------------
			 2.38     Total                         0.13   0.15   2.51   2.53

Entergy Nuclear                 Pilgrim, IP3, Fitzpatrick,
				 IP2, Vermont Yankee (98%
				 non-outage capacity factor)    0.17   0.17
				IP2, FitzPatrick, and Vermont
				 Yankee refueling outage
				 impact                        (0.11) (0.08)
							       ------------
			 0.74     Total                         0.06   0.09   0.80   0.83

Entergy Commodity               Entergy-Koch (fourth quarter at
 Services                        50% sharing)                   0.04   0.06
				Non-nuclear wholesale assets
				 (post-restructuring) and lower
				 project income                (0.02) (0.01)
							       ------------
			 0.42     Total                         0.02   0.05   0.44   0.47

Parent & Other                  Net interest income/(expense)  (0.03) (0.02)
				Other corporate expenses       (0.05) (0.04)
							       ------------
			(0.07)    Total                        (0.08) (0.06) (0.15) (0.13)
			-----------------------------------------------------------------
Total                    3.47                                   0.13   0.23   3.60   3.70
-----------------------------------------------------------------------------------------


Entergy's  2003  earnings  guidance is  detailed  in  Table  18.   Key
assumptions reflected in the earnings ranges are as follows:
- Approximately 70 percent of 2003 earnings are expected from the utility. Earnings guidance is based on existing rate plans for all
  utility   operating  subsidiaries  with  the  exception  of  Entergy
  Mississippi and Entergy New Orleans, where increased earnings are assumed based on pending rate filings, as discussed in Appendix B. Current fuel recovery mechanisms are assumed for all companies. Incremental earnings expected in 2003 are also the result of modest rate base increases earning returns in the 11-12% range with a full-year impact of 2002 rate actions in Arkansas and Mississippi as well as some increase in overall sales growth.
- More than 20 percent of earnings are expected from Entergy Nuclear, where prices set by power purchase agreements will average $37/MWh. Increases will result from the full year impact of Vermont Yankee, and reduced overall operating costs. Capacity factor assumption for the fleet ranges from 93 to 95 percent. Spring 2003 refueling outages are assumed at the Pilgrim and Indian Point 3 units.
- Energy Commodity Services' guidance is based on contributions from Entergy-Koch at a 50 percent sharing of income, consistent with Entergy's ownership share. Modest growth in trading, and pipeline, along with savings from the restructured non-nuclear wholesale assets business, will add to earnings at ECS.
- Parent & Other's guidance is based on corporate expenses estimated at approximately $30 million partially offset by interest income on invested cash.



Table 18 provides Entergy's projection of 2003 operational earnings per share with 2002 operational earnings guidance mid-point as its data starting point.

-------------------------------------------------------------------------------
Table 18: 2003 Earnings Per Share Guidance
-------------------------------------------------------------------------------
(Per share in US $)
			  2002 Guidance                                               2003 Guidance
			     Mid-Pt.       Changes in 2003                                Range
								      Range of Impact
Utility excluding weather                Operational improvements
					  and revenues enhancements     0.04   0.07
					 Normal sales growth            0.09   0.11
								       -----  -----
			       2.52        Total                        0.13   0.18    2.65    2.70

Entergy Nuclear                          Increased generation and
					  lower PPA price               0.04   0.06
					 Increased outage
					  amortization expense         (0.08) (0.08)
					 Lower production cost/
					  other                         0.07   0.10
								       -----  -----
			       0.82        Total                        0.03   0.08    0.85    0.90

Entergy Commodity                        Commodity trading
 Services                                 growth                        0.01   0.03
					 Pipeline growth                 -     0.01
					 Entergy-Koch year-to-date
					  2002 disproportionate
					  sharing                      (0.14) (0.14)
					 Reduced overhead/non-nuclear
					  wholesale assets restructuring/
					  other                         0.03   0.05
								       -----  -----
			       0.45        Total                       (0.10) (0.05)   0.35    0.40

Parent & Other                           Net interest income/(expense)  0.03   0.05
					 Reduced corporate expense/
					  retail earnings               0.01   0.04
									----- -----
			      (0.14)       Total                        0.04   0.09   (0.10)  (0.05)
			  -------------------------------------------------------------------------
Total                          3.65                                     0.10   0.30    3.75    3.95
---------------------------------------------------------------------------------------------------


Entergy anticipates growing earnings at an average annual rate of 8 to 10 percent beyond 2003 and has acknowledged that such growth is achievable only if new investments can be made over the next several years. Entergy continues to remain confident that investment opportunities will be available and as such believes the targeted level of earnings growth is achievable beyond 2003.


Appendix A provides details of kwh sales and customer statistics for the Utility.

Appendix A:  Utility Electric Energy Sales & Customers
     Three Months Ended September
						      % Weather
				   2002   2001    %    Adjusted
				   (Millions of kwh)
ELECTRIC ENERGY SALES:
   Residential                    10,827  10,502   3.1    3.1
   Commercial                      7,509   7,351   2.1    1.6
   Governmental                      731     722   1.2   (0.1)
   Industrial                     10,839  10,457   3.7    3.7
				  --------------
     Total to Ultimate Customers  29,906  29,032   3.0    2.9
   Wholesale                       2,823   2,373  19.0
				  --------------
	 Total Sales              32,729  31,405   4.2
				  ==============

   Year to Date September

				  2002   2001    %
			      (Millions of kwh)
ELECTRIC ENERGY SALES:
  Residential                    25,303  24,771  2.1
  Commercial                     19,219  18,834  2.0
  Governmental                    2,002   1,967  1.8
  Industrial                     30,770  31,478 (2.2)
				 --------------
    Total to Ultimate Customers  77,294  77,050  0.3
  Wholesale                       7,480   7,004  6.8
				 --------------
    Total Sales                  84,774  84,054  0.9
				 ==============

		    Twelve Months Ended September

					2002         2001        %
					(Millions of kwh)
Electric Energy Sales:
Residential                              31,612     31,826      (0.7)
Commercial                               25,091     24,753       1.4
Governmental                              2,628      2,606       0.8
Industrial                               40,869     42,548      (3.9)
				       --------    -------
    Total to Ultimate Customers         100,200    101,733      (1.5)
Wholesale                                 9,372      9,917      (5.5)
				       --------    -------
    Total Sales                         109,572    111,650      (1.9)
				       ========   ========

				September

				      2002            2001           %
Electric Customers  (Year to date average):
Residential                          2,236,611       2,217,728        0.9
Commercial                             301,737         295,823        2.0
Governmental                            14,928          14,644        1.9
Industrial                              41,486          41,587       (0.2)
				    ----------      ----------
    Total to Ultimate Customers      2,594,762       2,569,782        1.0
Wholesale                                   40              39        2.6
				    ----------      ----------
    Total Customers                  2,594,802       2,569,821        1.0
				    ==========      ==========


Appendix B provides a summary of the utility's pending regulatory events and regulatory recovery mechanisms by operating subsidiary.

Appendix B:  Utility Regulatory Summary Table
Third Quarter 2002
    Company       Allowed   Pending Cases/Events      Fuel Recovery
		    ROE                                 Mechanism
Entergy            11.0%    No   cases   pending.  Annual reset  based
Arkansas                    TCA mechanism expired  on   prior   year's
			    on 12/31/01.           cost

Entergy Gulf       10.95%   Base   rates   frozen  Fuel   Factor  with
States - TX                 since      Settlement  semi-annual   reset
			    order issued in  June  based    on     gas
			    1999.   Freeze   will  prices.   Surcharge
			    likely extend  to  at  and refund material
			    least  January  2004,  under-  and   over-
			    current      earliest  recoveries    semi-
			    expected   date   for  annually  based  on
			    retail open access.    actual cost.

Entergy Gulf       11.1%    Awaiting           an  Monthly reset  with
States - LA                 administrative    law  60 day lag based on
			    judge's                prior   two  months
			    recommendation in the  actual   fuel   and
			    8th  earnings  review  purchased     power
			    (2001).   Also,   the  costs plus 1/12  of
			    2002  revenue  review  unrecovered    fuel
			    (9th) and prospective  balance.
			    revenue   study   are
			    currently     pending
			    before     commission
			    with hearings set for
			    July    2003.      In
			    conjunction      with
			    commission     staff,
			    EGSI  is  pursuing  a
			    formula   rate   plan
			    proposal  that  could
			    be in place in 2003.

Entergy            9.7%-    Settlement   approved  Monthly reset  with
Louisiana         11.3%(t)  by  LPSC in July 2002  60 day lag based on
			    covering  the   fifth  prior   two  months
			    and sixth annual rate  actual   fuel   and
			    reviews  and   future  purchased     power
			    rate      regulation.  costs plus 1/12  of
			    Included  small  rate  unrecovered    fuel
			    reduction         and  balance.
			    reaffirmed        ROE
			    midpoint  of   10.5%.
			    ELI  will  work  with
			    the      LPSC      on
			    developing a  formula
			    rate plan and neither
			    party will initiate a
			    base  rate proceeding
			    prior    to   January
			    2003.  If by June 30,
			    2003, the parties are
			    not able to agree  on
			    a  formula rate plan,
			    and   no  base   rate
			    proceeding  has  been
			    filed,  ELI would  be
			    required  to  file  a
			    revenue analysis with
			    the commission.

Entergy            8.82%-   Annual  formula  rate  Quarterly     reset
Mississippi      11.32%(t)  plan in place.  Filed  based on forecasted
			    a rate case in August  costs   plus    any
			    2002 requesting a $69  deferred       fuel
			    million rate increase  balance  (over   or
			    which   includes    a  under-recovery)
			    requested increase in  from   the   second
			    the ROE mid-point  to  prior quarter.
			    12.34%.  An order  is
			    expected  in December
			    2002.


Entergy New        11.4%    Rate  case  filed  in  Monthly reset  with
Orleans                     May  2002  requesting  60 day lag based on
			    an  increase  of  $44  prior   two  months
			    million.   Resolution  actual   fuel   and
			    expected in mid 2003.  purchased     power
						   costs   plus   1/12
						   unrecovered    fuel
						   balance.

System Energy      10.94%   No cases pending.      Actual costs billed
Resources, Inc.                                    as incurred.

(t) If Entergy Louisiana Inc. and Entergy Mississippi Inc. earn outside of the bandwidth range, rates will be adjusted on a prospective basis. For ELI, if earnings are above the bandwidth range, rates are reduced by 60 percent of the overage, and if below, increased by 60 percent of the shortfall. Entergy Mississippi Inc. has a similar provision except the rate increase or decrease is 50 percent of any overage or shortfall outside of the bandwidth range.

Appendix C provides definitions of certain operational and financial performance measures referenced in this release.

 Appendix  C:   Definitions  of Operational and  Financial  Performance
 Measures
 Operational Measures
 Utility
 Generation in GWh         Total  number of GWh produced by all utility
			   generation facilities
 GWh billed                Total  number of GWh billed to all  customer
			   classes
 Operation & maintenance   Operation   and  maintenance   and   nuclear
 expense                   refueling   expenses  per   MWh   generated,
			   excluding fuel
 SAIFI                     System average interruption frequency index
 SAIDI                     System average interruption duration index
 Reliability complaints    Number    of    complaints   to   regulators
			   concerning reliability issues
 Safety                    Number  of accidents resulting in lost  work
			   time
 Number of customers       Year-to-date average number of customers
 Competitive Businesses
 Planned TWh of            Amount of output expected to be generated by
 generation                Entergy Nuclear for nuclear units, or by non-
			   nuclear wholesale assets for fossil and wind
			   units,     considering    plant    operating
			   characteristics,   outage   schedules,   and
			   expected  market  conditions  which   impact
			   dispatch
 Percent of planned        Percent   of   planned  generation   output,
 generation sold forward   excluding   output  associated  with   plant
			   uprates,   sold   forward   under   capacity
			   contract,   forward  physical  contract   or
			   forward financial contract, consistent  with
			   assumptions used in earnings guidance
 Average realized and      Price/spark   spread  at  which   generation
 assumed contract          output  is  expected to  be  sold  to  third
 price/spark spread per    parties,   given  existing  and  anticipated
 MWh                       contracts/market  prices based  on  expected
			   dispatch
 Entergy Nuclear
 Net MW in operation       Installed  capacity  owned  or  operated  by
			   Entergy Nuclear
 Average  realized  price  As  reported  revenue per MWh generated  for
 per MWh                   all non-utility nuclear operations
 Production cost per MWh   Operation and maintenance expenses per MWh
 Generation in GWh         Total  number of GWh produced  by  all  non-
			   utility nuclear facilities
 Capacity factor           The  percentage of the period that the plant
			   generates  power calculated by dividing  the
			   output  by the capacity and normalizing  the
			   time period
 Refueling         outage  Number  of  generation  days  lost   for   a
 duration                  scheduled   refueling   outage   that    was
			   completed during the quarter
 Energy         Commodity
 Services
 Entergy-Koch Trading
 Electricity volatility    Average  volatility  of  into-Entergy  power
			   prices  for  the  period.   The  changes  in
			   volatility numbers for the comparative prior
			   year  periods are the result of a refinement
			   of  the definition of the initial month used
			   in  the time period selected over which  the
			   calculation of power and gas volatilities is
			   measured.
 Gas volatility            Average volatility of Henry Hub spot  prices
			   for  the  period.  (See note to  Electricity
			   Volatility immediately above.
 Electricity     marketed  Total  physical GWh volumes marketed in  the
 (GWh)                     U.S. during the period
 Gas marketed (Bcf/d)      Physical Bcf/d volumes marketed in the  U.S.
			   during the period
 Gain/loss days            Ratio  of  days where trading gains exceeded
			   trading  losses in the aggregate across  all
			   commodities
 Daily  average  Earnings  Daily  value at risk in millions of  dollars
 at Risk                   for the period
 Gulf South Pipeline
 Throughput                Gas  in  Bcf/d  transported by the  pipeline
			   during the period
 Miles of pipeline         Total  miles  of transmission and  gathering
			   pipeline in miles
 Storage capacity          Working gas storage capacity
 Production cost           Cost  in  $/mmbtu associated with delivering
			   gas, excluding cost of gas
 Non-nuclear    Wholesale
 Assets
 Net MW in operation       Total MW owned and operated
 Generation in GWh         Total  number of GWh produced  by  all  non-
			   nuclear wholesale generating assets
 Average  realized  price  As  reported  revenue per MWh generated  for
 per MWh                   all non-nuclear wholesale generating assets
 Net       MW       under  Total MW owned and under construction
 construction
 Mark-to-Market
 Disclosures
 Mark-to-market earnings   After-tax   net   income  of   projects   or
 as percent of             businesses   with  mark-to-market   earnings
 consolidated earnings     divided by consolidated operational earnings
 Open  equity at  end  of  Mark-to-market assets (excluding physical
 period                    gas assets) minus mark-to-market liabilities
 Cumulative percentage of  Percentage  of  mark-to-market  assets   and
 mark-to-market            liabilities expected to be realized in  cash
 realization               assuming  held to maturity and no change  in
			   market price





Appendix  C:   Definitions  of Operational and  Financial  Performance
Measures (continued)
 Financial Measures
 Return on average          12-months rolling operational net  income
 invested capital           adjusted  to include preferred  dividends
			    and tax-effected interest expense divided
			    by average invested capital
 Return on average common   12-months rolling operational net  income
 equity                     divided by average common equity
 Net margin - operational   12-months rolling net income adjusted  to
			    exclude  the  impact  of  special   items
			    divided by 12 months rolling revenue
 FFO interest coverage      12-months rolling operational net  income
			    plus noncash items included in net income
			    plus  interest paid, divided by  interest
			    expense; reflects adjustments provided to
			    rating agencies
 Revolver capacity          Amount  of undrawn capacity remaining  on
			    corporate and subsidiary revolvers
 Total gross liquidity      Sum of cash and revolver capacity
 Total debt                 Sum  of short-term and long-term debt and
			    capital leases on the balance sheet  less
			    non-recourse debt
 Project debt               Financing  at  subsidiaries  to   support
			    specific projects
 Debt of joint ventures     Debt issued for Entergy-Koch L.P. and  RS
 (Entergy share)            Cogen joint ventures
 Leases (Entergy share)     Operating  leases  held  by  subsidiaries
			    capitalized at implicit interest rate
 Rating or other            Parent   guarantees   for   which    cash
 contingent liabilities     collateral  may be required in  event  of
			    downgrade below investment grade
 Net debt to net capital    Gross debt less cash and cash equivalents
			    divided by total capitalization less cash
			    and cash equivalents
 Net debt including off-    Sum  of gross debt and off-balance  sheet
 balance sheet liabilities  debt   less  cash  and  cash  equivalents
			    divided by total capitalization less cash and cash equivalents



Entergy's common stock is listed on the New York, Chicago, and Pacific
		   exchanges under the symbol "ETR".

      Additional investor information can be accessed on-line at
		       www.entergy.com/earnings

Teleconference and Webcast Details
Entergy's senior management team will host an earnings conference call at 10:00 a.m. CST, Wednesday, October 30, 2002. The call can be accessed by dialing 719-457-2641, the confirmation code is 737934. Please call no more than 15 minutes prior to the scheduled start time. The call can also be accessed and the presentation slides viewed via Entergy's web site at www.entergy.com/webcasts. A replay of the teleconference will be available through Wednesday, November 6, 2002 by dialing 719-457-0820, confirmation code 737934. The replay will also be available on Entergy's web site at www.entergy.com/webcasts.

**********************************************************************
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. and their affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, and the availability of capital, the onset of competition, the ability to recover net regulatory assets and other potential stranded costs, the effects of the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, including the use of financial and derivative instruments and volatility of changes in market prices, changes in the number of participants and the risk profile of such participants in the energy marketing and trading business, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy's service territories, changes in corporate strategies, and other factors.


Entergy Corporation

Consolidating Balance Sheet
September 30, 2002
(Dollars in thousands)
(Unaudited)

							U.S.     Parent &    Competitive Eliminations   Consolidated
						     Utilities     Other      Businesses
		       ASSETS

CURRENT ASSETS
 Cash and cash equivalents:
    Cash                                               $166,462     $ 4,761     $ 33,961      $      -     $ 205,184
    Temporary cash investments - at cost,
     which approximates market                          219,341      28,657      495,347             -       743,344
    Special deposits                                          -          35          282             -           318
						    ----------------------------------------------------------------
      Total cash and cash equivalents                   385,803      33,453      529,590             -       948,846
						    ----------------------------------------------------------------
Other temporary investments                                   -           -            -             -             -
Notes receivable                                             13     547,253      175,198      (720,387)        2,077
Accounts receivable:
   Customer                                             438,393       1,463            -             -       439,856
   Allowance for doubtful accounts                       (8,847)     (2,064)     (11,126)            -       (22,036)
   Associated companies                                   5,333     154,110     (122,918)      (36,525)            -
   Other                                                121,130       1,865      163,057             -       286,052
   Accrued unbilled revenues                            365,000         158            -             -       365,157
						    ----------------------------------------------------------------
     Total receivables                                  921,009     155,532       29,013       (36,525)    1,069,029
Deferred fuel costs                                     131,708           -            -             -       131,708
Accumulated deferred income taxes                        37,084           8            -       (14,157)       22,936
Fuel inventory - at average cost                         95,542           -        2,129            18        97,690
Materials and supplies - at average cost                331,037          41      183,611             -       514,688
Deferred nuclear refueling outage costs                  29,410           -       39,321             -        68,732
Prepayments and other                                    63,251       3,222       28,251             -        94,724
						    ----------------------------------------------------------------
TOTAL                                                 1,994,857     739,509      987,113      (771,051)    2,950,430
						    ----------------------------------------------------------------

		      OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                        216   8,879,167      756,466    (8,879,167)      756,682
Decommissioning trust funds                             822,430           -    1,209,938             -     2,032,368
Non-utility property - at cost (less accumulated
  depreciation)                                         221,979      71,174          620             -       293,773
Other                                                    20,687      31,755      243,323             -       295,765
						    ----------------------------------------------------------------
		       TOTAL                          1,065,312   8,982,096    2,210,347    (8,879,167)    3,378,588
						    ----------------------------------------------------------------

	  PROPERTY, PLANT, AND EQUIPMENT

Electric                                             24,917,929       6,270    2,027,322             -    26,951,520
Property under capital lease                            745,063           -            -             -       745,063
Natural gas                                             209,800           7            -             -       209,808
Construction work in progress                           917,156      20,655      341,625        (4,114)    1,275,323
Nuclear fuel under capital lease                        291,720           -            -             -       291,720
Nuclear fuel                                             10,138           -      248,086             -       258,224
						    ----------------------------------------------------------------
	 TOTAL PROPERTY, PLANT AND EQUIPMENT         27,091,806      26,932    2,617,033        (4,114)   29,731,658
Less - accumulated depreciation and amortization     12,105,238       4,821      165,264             -    12,275,323
						    ----------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT - NET                  14,986,568      22,111    2,451,769        (4,114)   17,456,335
						    ----------------------------------------------------------------

	 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
  SFAS 109 regulatory asset - net                       920,352           -            -             -       920,352
  Unamortized loss on reacquired debt                   157,578           -            -             -       157,578
  Other regulatory assets                               526,709           -            -             -       526,709
Long-term receivables                                    25,588           -            -             -        25,588
Goodwill                                                374,099           -        3,073             -       377,172
Other                                                   123,827     489,818      845,900      (475,303)      984,241
						    ----------------------------------------------------------------
TOTAL                                                 2,128,153     489,818      848,973      (475,303)    2,991,640
						    ----------------------------------------------------------------

TOTAL ASSETS                                        $20,174,890 $10,233,534   $6,498,202  $(10,129,635)  $26,776,993
						    ================================================================
*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Balance Sheet
September 30, 2002
(Dollars in thousands)
(Unaudited)

							U.S.     Parent &    Competitive Eliminations   Consolidated
						     Utilities     Other      Businesses

		LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                       863,851           -      102,893             -       966,744
Notes payable:
  Associated companies                                        -     162,500      554,362      (716,862)            -
  Other                                                  15,047           -          304             -        15,351
Account payable:
  Associated companies                                  (11,094)    131,140      (99,537)      (20,509)            -
  Other                                                 553,184       2,278      106,799             -       662,261
Customer deposits                                       196,347          74          162             -       196,583
Taxes accrued                                           780,646       3,451       13,224             -       797,321
Accumulated deferred income taxes                             -           -       14,157       (14,157)            -
Nuclear refueling outage costs                           11,199           -            -             -        11,199
Interest accrued                                        145,780       4,353       47,557             -       197,690
Obligations under capital leases                        150,731           -            -             -       150,731
Other                                                    75,013       8,603      119,125       (18,766)      183,974
						    ----------------------------------------------------------------
TOTAL                                                 2,780,704     312,399      859,046      (770,294)    3,181,854
						    ----------------------------------------------------------------

	      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                     3,469,729     (32,376)     (26,411)            -     3,410,943
Accumulated deferred investment tax credits             453,712           -            -             -       453,712
Taxes accrued                                            50,000     600,000            -             -       650,000
Obligations under capital leases                        196,556           -           15             -       196,572
Other regulatory liabilities                            172,203           -            -             -       172,203
Decommisioning                                          295,727           -    1,248,363             -     1,544,090
Transition to competition                                79,098           -            -             -        79,098
Regulatory reserves                                      48,357           -            -             -        48,357
Accumulated provisions                                  291,742          (4)     127,221             -       418,959
Other                                                   821,772      22,312      583,981      (439,664)      988,403
						    ----------------------------------------------------------------
TOTAL                                                 5,878,896     589,932    1,933,169      (439,664)    7,962,337
						    ----------------------------------------------------------------

Long-term debt                                        5,235,406     830,492    1,246,733       (73,492)    7,239,139
Preferred stock with sinking fund                        24,327           -            -             -        24,327
Preferred stock without sinking fund                    334,337           -            -             -       334,337
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures      215,000           -            -             -       215,000

SHAREHOLDERS' EQUITY

Common stock                                          2,225,870       1,360    1,448,095    (3,672,843)        2,482
  Authorized shares 500,000,000
  Issued shares CY 248,174,087
Paid-in capital                                       1,784,097   5,550,821      941,095    (3,609,060)    4,666,953
Retained earnings                                     1,682,273   3,696,184      156,752    (1,593,969)    3,941,240
Accumulated other comprehensive income (loss)            13,980      (2,134)     (58,072)        1,071       (45,156)
Less - treasury stock, at cost                                -     745,520       28,616       (28,616)      745,520
  Shares CY 25,910,490
						    ----------------------------------------------------------------
TOTAL                                                 5,706,220   8,500,711    2,459,254    (8,846,185)    7,819,999
						    ----------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $20,174,890 $10,233,534   $6,498,202  $(10,129,635)  $26,776,993
						    ================================================================
*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 2001
(Dollars in thousands)
(Unaudited)

							 U.S.       Parent &    Competitive  Eliminations   Consolidated
						      Utilities     Other       Businesses
			   ASSETS

CURRENT ASSETS
 Cash and cash equivalents:
    Cash                                              $   94,340     $ 2,638     $  32,888      $      -     $  129,866
    Temporary cash investments - at cost,
    which approximates market                            360,491      25,239       232,598             -        618,327
    Special deposits                                           -         267         3,113             -          3,380
						     -----------  ----------   -----------   -----------    -----------
     Total cash and cash equivalents                     454,831      28,144       268,599             -        751,573
						     -----------  ----------   -----------   -----------    -----------
Other temporary investments                              145,218       4,782             -             -        150,000
Notes receivable                                              73     293,621       239,678      (531,235)         2,137
Accounts receivable:
   Customer                                              294,691         108            (1)            -        294,799
   Allowance for doubtful accounts                        (8,847)     (2,064)       (8,345)            -        (19,255)
   Associated companies                                   26,876      94,578       (77,107)      (44,347)             -
   Other                                                 146,143       4,240       135,339           950        286,671
   Accrued unbilled revenues                             268,578           -           102             -        268,680
						     -----------  ----------   -----------   -----------    -----------
     Total receivables                                   727,441      96,862        49,988       (43,397)       830,895
Deferred fuel costs                                      172,444           -             -             -        172,444
Accumulated deferred income taxes                         27,098           8             -       (20,618)         6,488
Fuel inventory - at average cost                          95,863           -         1,615            18         97,497
Materials and supplies - at average cost                 325,713          30       134,900             -        460,644
Deferred nuclear refueling outage costs                   27,332           -        52,424             -         79,755
Prepayments and other                                    100,423       3,444        25,385             -        129,251
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  2,076,436     426,891       772,589      (595,232)     2,680,684
						     -----------  ----------   -----------   -----------    -----------

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                         216   8,781,346       765,889    (8,781,347)       766,103
Decommissioning trust funds                              854,705           -       921,245             -      1,775,950
Non-utility property - at cost (less accumulated
    depreciation)                                        224,688      41,307        29,621             -        295,616
Other                                                     18,946      69,693       430,060       (23,158)       495,542
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  1,098,555   8,892,346     2,146,815    (8,804,505)     3,333,211
						     -----------  ----------   -----------   -----------    -----------

PROPERTY, PLANT, AND EQUIPMENT

Electric                                              24,491,170       5,758     1,862,448             -     26,359,376
Property under capital lease                             753,310           -             -             -        753,310
Natural gas                                              201,841           -             -             -        201,841
Construction work in progress                            711,670       9,214       168,224        (6,278)       882,829
Nuclear fuel under capital lease                         265,464           -             -             -        265,464
Nuclear fuel                                              36,611           -       195,775             -        232,387
						     -----------  ----------   -----------   -----------    -----------
TOTAL PROPERTY, PLANT AND EQUIPMENT                   26,460,066      14,972     2,226,447        (6,278)    28,695,207
Less - accumulated depreciation and amortization      11,674,308       4,167       127,103             -     11,805,578
						     -----------  ----------   -----------   -----------    -----------
PROPERTY, PLANT AND EQUIPMENT - NET                   14,785,758      10,805     2,099,344        (6,278)    16,889,629
						     -----------  ----------   -----------   -----------    -----------

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                      946,126           -             -             -        946,126
    Unamortized loss on reacquired debt                  166,546           -             -             -        166,546
    Other regulatory assets                              707,439           -             -             -        707,439
  Long-term receivables                                   28,091          (8)            -             -         28,083
  Goodwill                                               374,099           -         3,373             -        377,472
  Other                                                  126,644     460,927       659,060      (465,511)       781,121
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  2,348,945     460,919       662,433      (465,511)     3,006,787
						     -----------  ----------   -----------   -----------    -----------
TOTAL ASSETS                                         $20,309,695  $9,790,961   $ 5,681,181   $(9,871,526)   $25,910,311
						     ===========  ==========   ===========   ===========    ===========
*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 2001
(Dollars in thousands)
(Unaudited)

							 U.S.       Parent &    Competitive  Eliminations   Consolidated
						      Utilities     Other       Businesses
	    LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                    $   584,438    $      -    $   98,333    $        -      $ 682,771
Notes payable:
  Associated companies                                         -     229,444       302,774      (532,218)             -
  Other                                                      713     350,001           304             -        351,018
Account payable:
  Associated companies                                    (3,677)     96,911       (62,040)      (31,194)             -
  Other                                                  508,333       6,147        78,049             -        592,529
Customer deposits                                        188,176          53             -             -        188,230
Taxes accrued                                            350,178     183,270        16,685             -        550,133
Accumulated deferred income taxes                              -           -        20,618       (20,618)             -
Nuclear refueling outage costs                             2,080           -             -             -          2,080
Interest accrued                                         180,276       2,239         9,905             -        192,420
Obligations under capital leases                         149,352           -             -             -        149,352
Other                                                    176,907       9,357       171,325       (12,203)       345,387
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  2,136,777     877,422       635,953      (596,233)     3,053,920
						     -----------  ----------   -----------   -----------    -----------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                      3,558,937     (35,485)       51,212             -      3,574,664
Accumulated deferred investment tax credits              471,090           -             -             -        471,090
Taxes accrued                                                  -     400,000             -             -        400,000
Obligations under capital leases                         181,070           -            15             -        181,085
Other regulatory liabilities                             135,878           -             -             -        135,878
Decommisioning                                           285,029           -       909,304             -      1,194,333
Transition to competition                                231,512           -             -             -        231,512
Regulatory reserves                                       37,591           -             -             -         37,591
Accumulated provisions                                   291,192          (4)      134,210             -        425,399
Other                                                    852,388      44,437       397,272      (441,828)       852,269
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  6,044,687     408,948     1,492,013      (441,828)     7,503,821
						     -----------  ----------   -----------   -----------    -----------

Long-term debt                                         6,007,199      15,307     1,360,464       (61,942)     7,321,028
Preferred stock with sinking fund                         26,185           -             -             -         26,185
Preferred stock without sinking fund                     334,337           -             -             -        334,337
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures       215,000           -             -             -        215,000

SHAREHOLDERS' EQUITY

Common stock                                           2,225,870     402,665     1,566,689    (4,192,740)         2,482
     Authorized shares  500,000,000
     Issued shares CY  248,174,087
Paid-in capital                                        1,784,097   5,528,328       578,083    (3,227,805)     4,662,704
Retained earnings                                      1,535,757   3,387,557       164,110    (1,448,978)     3,638,448
Accumulated other comprehensive income (loss)               (214)    (70,447)      (87,516)       69,383        (88,794)
Less - treasury stock, at cost                                 -     758,820        28,616       (28,616)       758,820
       Shares CY  27,441,384
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  5,545,510   8,489,283     2,192,750    (8,771,524)     7,456,020
						     -----------  ----------   -----------   -----------    -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $20,309,695  $9,790,961    $5,681,181   $(9,871,526)   $25,910,311
						     ===========  ==========   ===========   ===========    ===========

* Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
September 30, 2002 vs December 31, 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

							     U.S.     Parent &  Competitive Eliminations   Consolidated
							  Utilities   Other     Businesses
		   ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                    $ 72,122   $  2,123   $   1,073     $       -    $  75,318
    Temporary cash investments - at cost,
    which approximates market                               (141,150)     3,418     262,749             -      125,017
    Special deposits                                               -       (232)     (2,831)            -       (3,063)
							 ----------- ----------  ----------   -----------  -----------
      Total cash and cash equivalents                        (69,028)     5,309     260,991             -      197,273
							 ----------- ----------  ----------   -----------  -----------
Other temporary investments                                 (145,218)    (4,782)          -             -     (150,000)
Notes receivable                                                 (60)   253,632     (64,480)     (189,152)         (60)
Accounts receivable:
   Customer                                                  143,702      1,355           1             -      145,057
   Allowance for doubtful accounts                                 -          -      (2,781)            -       (2,781)
   Associated companies                                      (21,543)    59,532     (45,811)        7,822            -
   Other                                                     (25,013)    (2,375)     27,718          (950)        (619)
   Accrued unbilled revenues                                  96,422        158        (102)            -       96,477
							 ----------- ----------  ----------   -----------  -----------
     Total receivables                                       193,568     58,670     (20,975)        6,872      238,134
Deferred fuel costs                                          (40,736)         -           -             -      (40,736)
Accumulated deferred income taxes                              9,986          -           -         6,461       16,448
Fuel inventory - at average cost                                (321)         -         514             -          193
Materials and supplies - at average cost                       5,324         11      48,711             -       54,044
Deferred nuclear refueling outage costs                        2,078          -     (13,103)            -      (11,023)
Prepayments and other                                        (37,172)      (222)      2,866             -      (34,527)
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                        (81,579)   312,618     214,524      (175,819)     269,745
							 ----------- ----------  ----------   -----------  -----------

	      OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                               -     97,821      (9,423)      (97,820)      (9,421)
Decommissioning trust funds                                  (32,275)         -     288,693             -      256,418
Non-utility property - at cost (less accumulated
  depreciation)                                               (2,709)    29,867     (29,001)            -       (1,843)
Other                                                          1,741    (37,938)   (186,737)       23,158     (199,777)
							 ----------- ----------  ----------   -----------  -----------
		   TOTAL                                     (33,243)    89,750      63,532       (74,662)      45,377
							 ----------- ----------  ----------   -----------  -----------

PROPERTY, PLANT, AND EQUIPMENT

Electric                                                     426,759        512     164,874             -      592,144
Property under capital lease                                  (8,247)         -           -             -       (8,247)
Natural gas                                                    7,959          7           -             -        7,967
Construction work in progress                                205,486     11,441     173,401         2,164      392,494
Nuclear fuel under capital lease                              26,256          -           -             -       26,256
Nuclear fuel                                                 (26,473)         -      52,311             -       25,837
							 ----------- ----------  ----------   -----------  -----------
TOTAL PROPERTY, PLANT AND EQUIPMENT                          631,740     11,960     390,586         2,164    1,036,451
Less - accumulated depreciation and amortization             430,930        654      38,161             -      469,745
							 ----------- ----------  ----------   -----------  -----------
PROPERTY, PLANT AND EQUIPMENT - NET                          200,810     11,306     352,425         2,164      566,706
							 ----------- ----------  ----------   -----------  -----------

	    DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                          (25,774)         -           -             -      (25,774)
    Unamortized loss on reacquired debt                       (8,968)         -           -             -       (8,968)
    Other regulatory assets                                 (180,730)         -           -             -     (180,730)
  Long-term receivables                                       (2,503)         8           -             -       (2,495)
  Goodwill                                                         -          -        (300)            -         (300)
  Other                                                       (2,817)    28,891     186,840        (9,792)     203,120
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                       (220,792)    28,899     186,540        (9,792)     (15,147)
							 ----------- ----------  ----------   -----------  -----------
TOTAL ASSETS                                             $  (134,805) $ 442,573  $  817,021   $  (258,109) $   866,682
							 =========== ==========  ==========   ===========  ===========
*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
September 30, 2002 vs December 31, 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

							     U.S.     Parent &  Competitive Eliminations   Consolidated
							  Utilities    Other     Businesses

	LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                          $ 279,413  $       -    $  4,560      $      -   $  283,973
Notes payable:
  Associated companies                                             -    (66,944)    251,588      (184,644)           -
  Other                                                       14,334   (350,001)          -             -     (335,667)
Account payable:
  Associated companies                                        (7,417)    34,229     (37,497)       10,685            -
  Other                                                       44,851     (3,869)     28,750             -       69,732
Customer deposits                                              8,171         21         162             -        8,353
Taxes accrued                                                430,468   (179,819)     (3,461)            -      247,188
Accumulated deferred income taxes                                  -          -      (6,461)        6,461            -
Nuclear refueling outage costs                                 9,119          -           -             -        9,119
Interest accrued                                             (34,496)     2,114      37,652             -        5,270
Obligations under capital leases                               1,379          -           -             -        1,379
Other                                                       (101,894)      (754)    (52,200)       (6,563)    (161,413)
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                        643,927   (565,023)    223,093      (174,061)     127,934
							 ----------- ----------  ----------   -----------  -----------

      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                            (89,208)     3,109     (77,623)            -     (163,721)
Accumulated deferred investment tax credits                  (17,378)         -           -             -      (17,378)
Taxes accrued                                                 50,000    200,000           -             -      250,000
Obligations under capital leases                              15,486          -           -             -       15,487
Other regulatory liabilities                                  36,325          -           -             -       36,325
Decommisioning                                                10,698          -     339,059             -      349,757
Transition to competition                                   (152,414)         -           -             -     (152,414)
Regulatory reserves                                           10,766          -           -             -       10,766
Accumulated provisions                                           550          -      (6,989)            -       (6,440)
Other                                                        (30,616)   (22,125)    186,709         2,164      136,134
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                       (165,791)   180,984     441,156         2,164      458,516
							 ----------- ----------  ----------   -----------  -----------

Long-term debt                                              (771,793)   815,185    (113,731)      (11,550)     (81,889)
Preferred stock with sinking fund                             (1,858)         -           -             -       (1,858)
Preferred stock without sinking fund                               -          -           -             -            -
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures                 -          -           -             -            -

SHAREHOLDERS' EQUITY

  Common stock                                                     -   (401,305)   (118,594)      519,897            -
       Authorized shares
       Issued shares CY
  Paid-in capital                                                  -     22,493     363,012      (381,255)       4,249
  Retained earnings                                          146,516    308,627      (7,358)     (144,991)     302,792
  Accumulated other comprehensive income (loss)               14,194     68,313      29,444       (68,312)      43,638
  Less - treasury stock, at cost                                   -    (13,300)          -             -      (13,300)

							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                        160,710     11,428     266,504       (74,661)     363,979
							 ----------- ----------  ----------   -----------  -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $  (134,805) $ 442,573  $  817,021   $  (258,109) $   866,682
							 =========== ==========  ==========   ===========  ===========

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended September 30, 2002
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $2,038,364    $       -     $      -    $     (407)   $ 2,037,957
     Natural gas                                      18,953            -            -             -         18,953
     Competitive businesses                                -        8,780      403,297          (113)       411,965
						  -----------------------------------------------------------------
			 Total                     2,057,317        8,780      403,297          (520)     2,468,875
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       632,167            -       40,050             -        672,217
	    purchased for resale
	  Purchased power                            226,547          441       (4,188)         (327)       222,472
						  -----------------------------------------------------------------

      Gross Margin                                 1,198,603        8,339      367,435          (193)     1,574,186
      Margin %                                         58.3%        95.0%        91.1%          37.0%         63.8%

	  Nuclear refueling outage expenses           14,295            -        9,888             -         24,183
	  Provision for turbine commitments,
	    asset impairments and restructuring
	    charges                                        -            -      (27,985)            -        (27,985)
	  Other operation and maintenance            358,903       17,429      188,882          (452)       564,762
     Decommissioning                                   8,198            -            -             -          8,198
     Taxes other than income taxes                    95,368          635       11,186             -        107,189
						  -----------------------------------------------------------------
			 Total                     1,335,478       18,505      217,833          (780)     1,571,036
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     721,839       (9,725)     185,464           260        897,839
						  -----------------------------------------------------------------

Margin %                                               35.1%      (110.8%)       46.0%        (50.0%)         36.4%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   195,340        1,280       17,788             -        214,408
     Other regulatory charges (credits)               19,742            -            -             -         19,742
						  -----------------------------------------------------------------
			Total                        215,082        1,280       17,788             -        234,150
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              506,757      (11,005)     167,676           260        663,689
						  -----------------------------------------------------------------

Margin %                                               24.6%      (125.3%)       41.6%        (50.0%)         26.9%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            8,726            -            -             -          8,726
       construction
     Gain/(loss) on sale of assets - net                 706            -            -             -            705
     Interest and dividend income                      4,217        9,409       17,671       (10,609)        20,688
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       50,159             -         50,159
     Miscellaneous - net                               4,533          634        2,929          (260)         7,837
						  -----------------------------------------------------------------
			  Total                       18,182       10,043       70,759       (10,869)        88,115
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      115,067            -       16,838             -        131,905
     Other interest - net                              4,200        7,825       24,844       (10,609)        26,260
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (6,548)           -            -             -         (6,548)
       during construction
						  -----------------------------------------------------------------
			 Total                       117,428        7,825       41,682       (10,609)       156,326
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    407,512       (8,786)     196,753             -        595,478

INCOME TAXES                                         157,886       (4,582)      75,374             -        228,678
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       249,626       (4,205)     121,380             -        366,800

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              5,924            -            -             -          5,924
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  243,702    $  (4,205)  $  121,380     $       -       $360,876
						  =================================================================

Margin %                                               11.8%       (47.9%)       30.1%             -          14.6%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $1.09       $(0.02)       $0.54                        $1.61
  DILUTED                                              $1.07       $(0.02)       $0.54                        $1.59


AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 223,714,449
  DILUTED                                                                                               227,054,321

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended September 30, 2001
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,986,831    $       -     $      -    $     (493)   $ 1,986,338
     Natural gas                                      18,212            -            -             -         18,212
     Competitive businesses                                -        5,969      566,696          (326)       572,339
						  -----------------------------------------------------------------
			 Total                     2,005,043        5,969      566,696          (819)     2,576,889
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       694,248            -      231,204             -        925,452
	    purchased for resale
	  Purchased power                            252,160            -       27,430          (530)       279,060
						  -----------------------------------------------------------------

      Gross Margin                                 1,058,635        5,969      308,062          (289)     1,372,377
      Margin %                                         52.8%       100.0%        54.4%          35.3%         53.3%

	  Nuclear refueling outage expenses           15,436            -        8,848             -         24,284
	  Provision for turbine commitments,
	    asset impairments and restructuring
	    charges                                        -            -            -             -              -
	  Other operation and maintenance            382,377       18,577      150,118          (734)       550,339
     Decommissioning                                 (22,553)           -            -             -        (22,553)
     Taxes other than income taxes                    92,164          488       10,940             -        103,593
						  -----------------------------------------------------------------
			 Total                     1,413,832       19,065      428,540        (1,264)     1,860,175
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     591,211      (13,096)     138,156           445        716,714
						  -----------------------------------------------------------------

Margin %                                               29.5%      (219.4%)       24.4%        (54.3%)         27.8%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   112,631        1,108       13,911             -        127,650
     Other regulatory charges (credits)              (18,592)           -            -             -        (18,592)
						  -----------------------------------------------------------------
			Total                         94,039        1,108       13,911             -        109,058
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              497,172      (14,204)     124,245           445        607,656
						  -----------------------------------------------------------------

Margin %                                               24.8%      (238.0%)       21.9%        (54.3%)         23.6%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            7,672            -            -             -          7,672
       construction
     Gain/(loss) on sale of assets - net                 622           77          213             -            913
     Interest and dividend income                     28,695        4,372       16,864        (6,708)        43,223
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       58,414             -         58,414
     Miscellaneous - net                              (7,222)        (239)       2,327          (445)        (5,580)
						  -----------------------------------------------------------------
			  Total                       29,767        4,210       77,818        (7,153)       104,642
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      117,144            -        9,526             -        126,670
     Other interest - net                             57,631       10,407       23,122        (6,708)        84,452
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (6,287)           -            -             -         (6,287)
       during construction
						  -----------------------------------------------------------------
			 Total                       173,197       10,407       32,648        (6,708)       209,544
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    353,742      (20,401)     169,415             -        502,754

INCOME TAXES                                         125,218       (7,454)      67,536             -        185,300
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       228,524      (12,947)     101,879             -        317,454

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              4,970            -            -             -          4,970
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  223,554    $ (12,947)  $  101,879     $       -       $312,484
						  =================================================================

Margin %                                               11.1%      (216.9%)       18.0%             -          12.1%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $1.01       $(0.06)       $0.46                        $1.41
  DILUTED                                              $0.99       $(0.06)       $0.46                        $1.39


AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 221,675,578
  DILUTED                                                                                               224,830,056

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended September 30, 2002 vs. 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $   51,533    $       -     $      -    $       86    $    51,620
     Natural gas                                         741            -            -             -            741
     Competitive businesses                                -        2,811     (163,399)          213       (160,375)
						  -----------------------------------------------------------------
			 Total                        52,274        2,811     (163,399)          299       (108,014)
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       (62,081)           -     (191,154)            -       (253,235)
	    purchased for resale
	  Purchased power                            (25,613)         441      (31,618)          203        (56,588)
						  -----------------------------------------------------------------

      Gross Margin                                   139,968        2,370       59,373            96        201,809
      Margin %                                          5.5%        (5.0%)        36.7%          1.8%          10.5%

	  Nuclear refueling outage expenses           (1,141)           -        1,040             -           (101)
	  Provision for turbine commitments,
	    asset impairments and restructuring
	    charges                                        -            -      (27,985)            -        (27,985)
	  Other operation and maintenance            (23,474)      (1,148)      38,764           282         14,423
     Decommissioning                                  30,751            -            -             -         30,751
     Taxes other than income taxes                     3,204          147          246             -          3,596
						  -----------------------------------------------------------------
			 Total                       (78,354)        (560)    (210,707)          484       (289,140)
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     130,628        3,371       47,308          (185)       181,126
						  -----------------------------------------------------------------

Margin %                                                5.6%       108.6%        21.6%          4.4%           8.6%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                    82,709          172        3,877             -         86,758
     Other regulatory charges (credits)               38,334            -            -             -         38,334
						  -----------------------------------------------------------------
			Total                        121,043          172        3,877             -        125,092
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                                9,585        3,199       43,431          (185)        56,034
						  -----------------------------------------------------------------

Margin %                                               (0.2%)      112.6%        19.7%          4.4%           3.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            1,054            -            -             -          1,054
       construction
     Gain/(loss) on sale of assets - net                  84          (77)        (213)            -           (206)
     Interest and dividend income                    (24,478)       5,037          807        (3,901)       (22,535)
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       (8,255)            -         (8,255)
     Miscellaneous - net                              11,755          873          602           185         13,415
						  -----------------------------------------------------------------
			  Total                      (11,585)       5,833       (7,059)       (3,716)       (16,527)
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                       (2,077)           -        7,312             -          5,235
     Other interest - net                            (53,431)      (2,582)       1,722        (3,901)       (58,192)
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                  (261)           -            -             -           (261)
       during construction
						  -----------------------------------------------------------------
			 Total                       (55,769)      (2,582)       9,034        (3,901)       (53,218)
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                     53,769       11,614       27,338             -         92,724

INCOME TAXES                                          32,668        2,873        7,838             -         43,378
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        21,101        8,741       19,501             -         49,346

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                954            -            -             -            954
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   20,147    $   8,741   $   19,501     $       -       $ 48,392
						  =================================================================

Margin %                                                0.7%        169.0%       12.1%            -            2.5%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $0.08         $0.04       $0.08            -           $0.20
  DILUTED                                              $0.08         $0.04       $0.08            -           $0.20

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date September 30, 2002
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $5,127,052    $       -     $      -    $   (1,330)   $ 5,125,722
     Natural gas                                      90,313            -            -             -         90,313
     Competitive businesses                                -       30,594    1,181,870        (2,210)     1,210,254
						  -----------------------------------------------------------------
			 Total                     5,217,365       30,594    1,181,870        (3,540)     6,426,289
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas     1,452,183            -      160,307             -      1,612,490
	    purchased for resale
	  Purchased power                            567,016          865       60,337        (2,742)       625,476
						  -----------------------------------------------------------------

      Gross Margin                                 3,198,166       29,729      961,226          (798)     4,188,323
      Margin %                                         61.3%        97.2%        81.3%          22.5%         65.2%

	  Nuclear refueling outage expenses           44,682            -       29,375             -         74,057
	  Provision for turbine commitments,
	    asset impairments and restructuring
	    charges                                        -            -      391,557             -        391,557
	  Other operation and maintenance          1,223,404       57,215      537,088        (1,576)     1,816,131
     Decommissioning                                  24,589            -            -             -         24,589
     Taxes other than income taxes                   256,742        1,958       33,054             -        291,753
						  -----------------------------------------------------------------
			 Total                     3,568,616       60,038    1,211,718        (4,319)     4,836,053
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   1,648,749      (29,444)     (29,848)          779      1,590,236
						  -----------------------------------------------------------------

Margin %                                               31.6%       (96.2%)       (2.5%)       (22.0%)         24.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   573,385        4,095       47,928             -        625,407
     Other regulatory charges (credits)             (149,340)           -            -             -       (149,340)
						  -----------------------------------------------------------------
			Total                        424,045        4,095       47,928             -        476,067
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,224,704      (33,539)     (77,776)          779      1,114,169
						  -----------------------------------------------------------------

Margin %                                               23.5%      (109.6%)       (6.6%)       (22.0%)         17.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           23,730            -            -             -         23,730
       construction
     Gain/(loss) on sale of assets - net               2,377            2            -             -          2,379
     Interest and dividend income                     19,566       25,368       53,413       (26,423)        71,924
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -      142,964             -        142,964
     Miscellaneous - net                              (5,395)       5,772       (2,945)         (779)        (3,346)
						  -----------------------------------------------------------------
			  Total                       40,279       31,142      193,432       (27,202)       237,651
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      327,004            -       49,821             -        376,825
     Other interest - net                             23,881       24,721       64,452       (26,423)        86,630
     Distributions on preferred securities            14,128            -            -             -         14,128
       of subsidiaries
     Allowance for borrowed funds used               (18,478)           -            -             -        (18,478)
       during construction
						  -----------------------------------------------------------------
			 Total                       346,535       24,721      114,273       (26,423)       459,105
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    918,448      (27,118)       1,383             -        892,715

INCOME TAXES                                         359,798      (12,258)       3,775             -        351,314
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       558,651      (14,859)      (2,391)            -        541,401

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             17,796            -            -             -         17,796
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  540,855    $ (14,859)  $   (2,391)    $       -       $523,605
						  =================================================================

Margin %                                               10.4%       (48.6%)       (0.2%)            -           8.1%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $2.42       ($0.07)      ($0.01)                       $2.34
  DILUTED                                              $2.38       ($0.07)      ($0.01)                       $2.30
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 223,336,005
  DILUTED                                                                                               227,402,737

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date September 30, 2001
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $5,851,961    $       -     $      -    $   (2,240)   $ 5,849,720
     Natural gas                                     159,144            -            -             -        159,144
     Competitive businesses                                -       26,451    1,567,650          (814)     1,593,287
						  -----------------------------------------------------------------
			 Total                     6,011,105       26,451    1,567,650        (3,054)     7,602,151
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas     2,281,176            -      788,736             -      3,069,912
	    purchased for resale
	  Purchased power                            711,484            -       51,843          (912)       762,415
						  -----------------------------------------------------------------

      Gross Margin                                 3,018,445       26,451      727,071        (2,142)     3,769,824
      Margin %                                         50.2%       100.0%        46.4%          70.1%         49.6%

	  Nuclear refueling outage expenses           50,629            -       13,938             -         64,567
	  Provision for turbine commitments,
	    asset impairments and restructuring
	    charges                                        -            -            -             -              -
	  Other operation and maintenance          1,007,430       50,601      402,031        (3,155)     1,456,908
     Decommissioning                                  (4,749)           -            -             -         (4,749)
     Taxes other than income taxes                   266,095        1,953       27,669             -        295,717
						  -----------------------------------------------------------------
			 Total                     4,312,066       52,554    1,284,218        (4,068)     5,644,770
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   1,699,039      (26,103)     283,432         1,014      1,957,381
						  -----------------------------------------------------------------

Margin %                                               28.3%       (98.7%)       18.1%        (33.2%)         25.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   472,480        3,261       38,358             -        514,099
     Other regulatory charges (credits)               (5,894)           -            -             -         (5,894)
						  -----------------------------------------------------------------
			Total                        466,586        3,261       38,358             -        508,205
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,232,453      (29,364)     245,074         1,014      1,449,176
						  -----------------------------------------------------------------

Margin %                                               20.5%      (111.0%)       15.6%        (33.2%)         19.1%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           19,259            -            -             -         19,259
       construction
     Gain/(loss) on sale of assets - net               1,967           77          217             -          2,261
     Interest and dividend income                     67,999       29,758       57,202       (30,665)       124,294
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -      153,957             -        153,957
     Miscellaneous - net                             (23,620)       5,885       21,847        (1,014)         3,068
						  -----------------------------------------------------------------
			  Total                       65,605       35,690      233,223       (31,679)       302,839
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      358,429            -       27,945             -        386,373
     Other interest - net                             91,152       31,993       91,272       (30,665)       183,752
     Distributions on preferred securities            14,128            -            -             -         14,128
       of subsidiaries
     Allowance for borrowed funds used               (15,718)           -            -             -        (15,718)
       during construction
						  -----------------------------------------------------------------
			 Total                       447,991       31,993      119,217       (30,665)       568,535
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    850,067      (25,666)     359,079             -      1,183,480

INCOME TAXES                                         325,951      (10,726)     144,348             -        459,573
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       524,116      (14,940)     214,731             -        723,907

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             18,363            -            -             -         18,363
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  505,753    $ (14,940)  $  214,731     $       -       $705,544
						  =================================================================

Margin %                                                8.4%       (56.5%)       13.7%             -           9.3%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $2.29       ($0.07)       $0.97                        $3.19
  DILUTED                                              $2.25       ($0.07)       $0.96                        $3.14
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 220,908,546
  DILUTED                                                                                               224,780,449

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date September 30, 2002 vs. 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $ (724,909)   $       -     $      -    $      910    $  (723,998)
     Natural gas                                     (68,831)           -            -             -        (68,831)
     Competitive businesses                                -        4,143     (385,780)       (1,396)      (383,033)
						  -----------------------------------------------------------------
			 Total                      (793,740)       4,143     (385,780)         (486)    (1,175,862)
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas      (828,993)           -     (628,429)            -     (1,457,422)
	    purchased for resale
	  Purchased power                           (144,468)         865        8,494        (1,830)      (136,939)
						  -----------------------------------------------------------------

      Gross Margin                                   179,721        3,278      234,155         1,344        418,499
      Margin %                                         11.1%        (2.8%)       35.0%         (47.6%)        15.6%

	  Nuclear refueling outage expenses           (5,947)           -       15,437             -          9,490
	  Provision for turbine commitments,
	    asset impairments and restructuring
	    charges                                        -            -      391,557             -        391,557
	  Other operation and maintenance            215,974        6,614      135,057         1,579        359,223
     Decommissioning                                  29,338            -            -             -         29,338
     Taxes other than income taxes                    (9,353)           5        5,385             -         (3,964)
						  -----------------------------------------------------------------
			 Total                      (743,450)       7,484      (72,500)         (251)      (808,717)
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     (50,290)      (3,341)    (313,280)         (235)      (367,145)
						  -----------------------------------------------------------------

Margin %                                                3.3%         2.4%       (20.6%)        11.2%          (1.0%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   100,905          834        9,570             -        111,308
     Other regulatory charges (credits)             (143,446)           -            -             -       (143,446)
						  -----------------------------------------------------------------
			Total                        (42,541)         834        9,570             -        (32,138)
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                               (7,749)      (4,175)    (322,850)         (235)      (335,008)
						  -----------------------------------------------------------------

Margin %                                                3.0%         1.4%       (22.2%)        11.2%          (1.7%)

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            4,471            -            -             -          4,471
       construction
     Gain/(loss) on sale of assets - net                 410          (75)        (217)            -            118
     Interest and dividend income                    (48,433)      (4,390)      (3,789)        4,242        (52,370)
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -      (10,993)            -        (10,993)
     Miscellaneous - net                              18,226          (83)     (24,792)          235         (6,414)
						  -----------------------------------------------------------------
			  Total                      (25,327)      (4,548)     (39,791)        4,477        (65,188)
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      (31,426)           -       21,876             -         (9,549)
     Other interest - net                            (67,271)      (7,272)     (26,820)        4,242        (97,122)
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                (2,760)           -            -             -         (2,760)
       during construction
						  -----------------------------------------------------------------
			 Total                      (101,457)      (7,272)      (4,944)        4,242       (109,430)
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                     68,381       (1,451)    (357,696)            -       (290,766)

INCOME TAXES                                          33,847       (1,532)    (140,573)            -       (108,259)
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        34,534           81     (217,123)            -       (182,507)

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                               (567)           -            -             -           (567)
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   35,101    $      81   $ (217,123)    $       -      $(181,940)
						  =================================================================

Margin %                                                2.0%          7.9%      (13.9%)         0.0%          (1.1%)

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $0.13        $0.00       ($0.98)                      ($0.85)
  DILUTED                                              $0.13        $0.00       ($0.97)                      ($0.84)

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended September 30, 2002
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $6,522,109    $       -     $      -    $   (1,280)   $ 6,520,829
     Natural gas                                     117,071            -            -             -        117,071
     Competitive businesses                                -       40,683    1,638,571        (5,558)     1,673,697
						  -----------------------------------------------------------------
			 Total                     6,639,180       40,683    1,638,571        (6,838)     8,311,597
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas     1,940,925            -      276,311             -      2,217,236
	    purchased for resale
	  Purchased power                            665,981          909       96,950        (5,766)       758,074
						  -----------------------------------------------------------------

      Gross Margin                                 4,032,274       39,774    1,265,310        (1,072)     5,336,287
      Margin %                                         60.7%        97.8%        77.2%          15.7%         64.2%

	  Nuclear refueling outage expenses           59,805            -       38,830             -         98,634
	  Provision for turbine commitments,
	    asset impairments and restructuring
	    charges                                        -            -      391,557             -        391,557
	  Other operation and maintenance          1,621,367       94,143      797,837        (2,382)     2,510,966
     Decommissioning                                  32,526            -            -             -         32,526
     Taxes other than income taxes                   342,846        2,618       50,421             -        395,885
						  -----------------------------------------------------------------
			 Total                     4,663,450       97,670    1,651,906        (8,148)     6,404,878
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   1,975,730      (56,987)     (13,335)        1,310      1,906,719
						  -----------------------------------------------------------------

Margin %                                               29.8%      (140.1%)       (0.8%)       (19.2%)         22.9%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   765,050        5,352       61,940             -        832,341
     Other regulatory charges (credits)             (163,957)           -            -             -       (163,957)
						  -----------------------------------------------------------------
			Total                        601,093        5,352       61,940             -        668,384
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,374,637      (62,339)     (75,275)        1,310      1,238,335
						  -----------------------------------------------------------------

Margin %                                               20.7%      (153.2%)       (4.6%)       (19.2%)         14.9%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           30,680            -            -             -         30,680
       construction
     Gain/(loss) on sale of assets - net               3,020          (30)       2,355             -          5,345
     Interest and dividend income                     31,269       32,913       73,360       (30,107)       107,435
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -      161,222             -        161,222
     Miscellaneous - net                             (21,138)       4,974       (3,043)       (1,309)       (20,517)
						  -----------------------------------------------------------------
			  Total                       43,831       37,857      233,894       (31,416)       284,165
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      443,597            -       91,775             -        535,372
     Other interest - net                             36,993       34,288       59,342       (30,107)       100,517
     Distributions on preferred securities            18,837            -            -             -         18,837
       of subsidiaries
     Allowance for borrowed funds used               (24,179)           -            -             -        (24,179)
       during construction
						  -----------------------------------------------------------------
			 Total                       475,248       34,288      151,117       (30,107)       630,547
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    943,220      (58,770)       7,502             -        891,953

INCOME TAXES                                         334,131         (595)      13,898             -        347,434
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                    609,089      (58,174)      (6,396)            -        544,519

CUMULATIVE EFFECT OF ACCOUNTING CHANGE (net of
  taxes)                                                   -            -       23,482             -         23,482
						  -----------------------------------------------------------------
CONSOLIDATED NET INCOME (LOSS)                       609,089      (58,174)      17,086             -        568,001

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             23,744            -            -             -         23,744
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  585,345    $ (58,174)  $   17,086     $       -       $544,257
						  =================================================================

Margin %                                                8.8%      (143.0%)        1.0%             -           6.5%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $2.63       ($0.27)       $0.08                        $2.44
  DILUTED                                              $2.58       ($0.26)       $0.08                        $2.40
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 222,759,877
  DILUTED                                                                                               226,646,942

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended September 30, 2001
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $7,672,390    $       4     $      -    $   (5,640)   $ 7,666,754
     Natural gas                                     228,908            -            -             -        228,908
     Competitive businesses                                -       27,801    1,936,428       (19,275)     1,944,954
						  -----------------------------------------------------------------
			 Total                     7,901,298       27,805    1,936,428       (24,915)     9,840,616
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas     2,965,672            -      960,243          (302)     3,925,613
	    purchased for resale
	  Purchased power                            972,765            -       79,985       (21,350)     1,031,400
						  -----------------------------------------------------------------

      Gross Margin                                 3,962,861       27,805      896,200        (3,263)     4,883,603
      Margin %                                         50.2%       100.0%        46.3%          13.1%         49.6%

	  Nuclear refueling outage expenses           67,516            -       13,938             -         81,454
	  Provision for turbine commitments,
	    asset impairments and restructuring
	    charges                                        -            -            -             -              -
	  Other operation and maintenance          1,438,360      110,146      525,071        (4,870)     2,068,707
     Decommissioning                                   6,124            -            -             -          6,124
     Taxes other than income taxes                   363,894        2,466       33,356             -        399,716
						  -----------------------------------------------------------------
			 Total                     5,814,331      112,612    1,612,593       (26,522)     7,513,014
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,086,967      (84,807)     323,835         1,607      2,327,602
						  -----------------------------------------------------------------

Margin %                                               26.4%      (305.0%)       16.7%         (6.4%)         23.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   665,253        4,159       44,821             -        714,233
     Other regulatory charges (credits)              (24,908)           -            -             -        (24,908)
						  -----------------------------------------------------------------
			Total                        640,345        4,159       44,821             -        689,325
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,446,622      (88,966)     279,014         1,607      1,638,277
						  -----------------------------------------------------------------

Margin %                                               18.3%      (320.0%)       14.4%         (6.4%)         16.6%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           26,383            -            -             -         26,383
       construction
     Gain/(loss) on sale of assets - net               2,711           77          217             -          3,005
     Interest and dividend income                     86,192       49,343       65,722       (32,540)       168,717
     Equity in earnings of unconsolidated
       equity affiliates                                   2            -      153,957             -        153,959
     Miscellaneous - net                             (32,299)       3,452       22,721        (1,607)        (7,733)
						  -----------------------------------------------------------------
			  Total                       82,989       52,872      242,617       (34,147)       344,331
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      477,963            -       31,898             -        509,861
     Other interest - net                            105,512       36,611       93,576       (32,540)       203,159
     Distributions on preferred securities            18,838            -            -             -         18,838
       of subsidiaries
     Allowance for borrowed funds used               (21,079)           -            -             -        (21,079)
       during construction
						  -----------------------------------------------------------------
			 Total                       581,234       36,611      125,474       (32,540)       710,779
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    948,377      (72,705)     396,157             -      1,271,829

INCOME TAXES                                         370,978      (29,246)     156,146             -        497,878
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                    577,399      (43,459)     240,011             -        773,951

CUMULATIVE EFFECT OF ACCOUNTING CHANGE (net of
taxes)                                                     -            -            -             -              -
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       577,399      (43,459)     240,011             -        773,951

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             25,098            -            -             -         25,098
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  552,301    $ (43,459)  $  240,011     $       -       $748,853
						  =================================================================

Margin %                                                7.0%      (156.3%)       12.4%             -           7.6%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $2.51       ($0.20)       $1.09                        $3.40
  DILUTED                                              $2.46       ($0.20)       $1.07                        $3.33
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 220,574,276
  DILUTED                                                                                               224,689,451

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended September 30, 2002 vs. 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                           $(1,150,281)   $      (4)    $      -    $    4,360    $(1,145,925)
     Natural gas                                    (111,837)           -            -             -       (111,837)
     Competitive businesses                                -       12,882     (297,857)       13,717       (271,258)
						  -----------------------------------------------------------------
			 Total                    (1,262,118)      12,878     (297,857)       18,077     (1,529,020)
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas    (1,024,747)           -     (683,932)          302     (1,708,377)
	    purchased for resale
	  Purchased power                           (306,784)         909       16,965        15,584       (273,326)
						  -----------------------------------------------------------------

      Gross Margin                                    69,413       11,969      369,110         2,191        452,684
      Margin %                                         10.6%        (2.2%)       30.9%           2.6%         14.6%

	  Nuclear refueling outage expenses           (7,711)           -       24,892             -         17,180
	  Provision for turbine commitments,
	    asset impairments and restructuring
	    charges                                        -            -      391,557             -        391,557
	  Other operation and maintenance            183,007      (16,003)     272,766         2,488        442,259
     Decommissioning                                  26,402            -            -             -         26,402
     Taxes other than income taxes                   (21,048)         152       17,065             -         (3,831)
						  -----------------------------------------------------------------
			 Total                    (1,150,881)     (14,942)      39,313        18,374     (1,108,136)
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                    (111,237)      27,820     (337,170)         (297)      (420,883)
						  -----------------------------------------------------------------

Margin %                                                3.3%       164.9%       (17.5%)       (12.7%)         (0.7%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                    99,797        1,193       17,119             -        118,108
     Other regulatory charges (credits)             (139,049)           -            -             -       (139,049)
						  -----------------------------------------------------------------
			Total                        (39,252)       1,193       17,119             -        (20,941)
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              (71,985)      26,627     (354,289)         (297)      (399,943)
						  -----------------------------------------------------------------

Margin %                                                2.4%       166.7%       (19.0%)       (12.7%)         (1.7%)

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            4,297            -            -             -          4,297
       construction
     Gain/(loss) on sale of assets - net                 309         (107)       2,138             -          2,340
     Interest and dividend income                    (54,923)     (16,430)       7,638         2,433        (61,282)
     Equity in earnings of unconsolidated
       equity affiliates                                  (2)           -        7,265             -          7,263
     Miscellaneous - net                              11,161        1,522      (25,764)          298        (12,784)
						  -----------------------------------------------------------------
			  Total                      (39,158)     (15,015)      (8,723)        2,731        (60,166)
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      (34,366)           -       59,877             -         25,511
     Other interest - net                            (68,519)      (2,324)     (34,234)        2,434       (102,643)
     Distributions on preferred securities                (1)           -            -             -             (1)
       of subsidiaries
     Allowance for borrowed funds used                (3,100)           -            -             -         (3,100)
       during construction
						  -----------------------------------------------------------------
			 Total                      (105,986)      (2,324)      25,643         2,434        (80,233)
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                     (5,157)      13,936     (388,655)            1       (379,876)

INCOME TAXES                                         (36,847)      28,651     (142,248)            -       (150,444)
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                     31,690      (14,715)    (246,407)            -       (229,432)

CUMULATIVE EFFECT OF ACCOUNTING CHANGE (net of
taxes)                                                     -            -       23,482             -         23,482
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        31,690      (14,715)    (222,925)            -       (205,950)

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             (1,354)           -            -             -         (1,354)
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   33,044    $ (14,715)  $ (222,925)    $       -      $(204,596)
						  =================================================================

Margin %                                                1.8%         13.3%      (11.4%)            -          (1.1%)

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $0.12       ($0.07)      ($1.01)                      ($0.96)
  DILUTED                                              $0.12       ($0.06)      ($0.99)                      ($0.93)


*Totals may not foot due to rounding.




Entergy Corporation

Consolidated Cash Flow Statement
Year to Date September 30, 2002 vs. 2001
(Dollars in thousands)
(Unaudited)

											2002          2001        Variance


			       OPERATING ACTIVITIES
Consolidated net income                                                                $541,401      $723,907     ($182,506)
Noncash items included in net income:
  Reserve for regulatory adjustments                                                     10,767      (357,880)      368,647
  Other regulatory charges (credits) - net                                             (149,340)       (5,894)     (143,446)
  Depreciation, amortization, and decommissioning                                       649,997       509,350       140,647
  Deferred income taxes and investment tax credits                                     (169,905)      (53,037)     (116,868)
  Allowance for equity funds used during construction                                   (23,730)      (19,259)       (4,471)
  (Gain) loss on sale of assets - net                                                    (2,379)       (2,261)         (118)
  Equity in undistributed earnings of subsidiaries and unconsolidated affiliates       (140,964)     (145,312)        4,348
  Provision for turbine commitments, asset impairments and restructuring charges        391,557             -       391,557
Changes in working capital:
  Receivables                                                                          (233,194)       33,355      (266,549)
  Fuel inventory                                                                           (193)      (24,898)       24,705
  Accounts payable                                                                       68,004      (467,749)      535,753
  Taxes accrued                                                                         496,789       457,995        38,794
  Interest accrued                                                                        5,158        10,289        (5,131)
  Deferred fuel                                                                          85,998       367,105      (281,107)
  Other working capital accounts                                                        (83,990)      (11,291)      (72,699)
Provision for estimated losses and reserves                                                 198       (10,706)       10,904
Changes in other regulatory assets                                                      206,503        61,583       144,920
Other                                                                                    17,600       163,459      (145,859)
										     ----------    ----------     ---------
Net cash flow provided by operating activities                                        1,670,277     1,228,756       441,521
										     ----------    ----------     ---------


				INVESTING ACTIVITIES
Construction/capital expenditures                                                    (1,053,000)     (939,662)     (113,338)
Allowance for equity funds used during construction                                      23,730        19,259         4,471
Nuclear fuel purchases                                                                 (217,398)     (119,277)      (98,121)
Proceeds from sale/leaseback of nuclear fuel                                            160,062        60,679        99,383
Proceeds from sale of businesses                                                        244,578       805,945      (561,367)
Investment in other nonregulated/nonutility properties                                 (200,119)     (565,333)      365,214
Decrease (increase) in other investments                                                 38,964      (632,548)      671,512
Changes in other temporary investments - net                                            150,000      (250,600)      400,600
Decommissioning trust contributions and realized change in trust assets                 (49,458)      (79,047)       29,589
Other regulatory investments                                                            (45,262)      (36,461)       (8,801)
Other                                                                                   116,654       (12,200)      128,854
										     ----------    ----------     ---------
Net cash flow used in investing activities                                             (831,249)   (1,749,245)      917,996
										     ----------    ----------     ---------


			       FINANCING ACTIVITIES
  Proceeds from the issuance of:
    Long-term debt                                                                      368,589       489,295      (120,706)
    Common stock                                                                        115,569        62,335        53,234
  Retirement of:
    Long-term debt                                                                   (1,166,412)     (877,088)     (289,324)
  Repurchase of common stock                                                           (103,579)      (36,895)      (66,684)
  Redemption of preferred stock                                                          (1,858)      (39,574)       37,716
  Changes in credit line borrowings - net                                               379,333       662,997      (283,664)
  Dividends paid:
     Common stock                                                                      (221,215)     (202,112)      (19,103)
     Preferred stock                                                                    (17,796)      (20,281)        2,485
										     ----------    ----------     ---------
Net cash flow used in financing activities                                             (647,369)       38,677      (686,046)
										     ----------    ----------     ---------

Effect of exchange rates on cash and cash equivalents                                     5,614           664         4,950
										     ----------    ----------     ---------

Net increase (decrease) in cash and cash equivalents                                    197,273      (481,148)      678,421

Cash and cash equivalents at beginning of period                                        751,573     1,382,424      (630,851)
										     ----------    ----------     ---------

Cash and cash equivalents at end of period                                             $948,846      $901,276       $47,570
										     ==========    ==========     =========
